SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                      The Reader's Digest Association, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)  Title of each class of securities to which transaction applies:

       2)  Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4)  Proposed maximum aggregate value of transaction:

       5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check the box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

       2) Form, Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:

                                                                 October 7, 2005

DEAR STOCKHOLDER:

     You are cordially invited to attend the Annual Meeting of Stockholders of The Reader's Digest Association, Inc. to be held at 9:00 a.m. on Friday, November 18, 2005, at Reader's Digest's DeWitt Wallace Auditorium, Reader's Digest Road, Chappaqua, New York. Driving directions to the Wallace Auditorium appear on the last page of the Proxy Statement.

         The accompanying Notice of Meeting and Proxy Statement describe the matters to be considered and voted upon at the Meeting. In addition to consideration of these matters, there will be a report to stockholders on the affairs of Reader's Digest, and stockholders will have an opportunity to discuss matters of interest concerning Reader's Digest.

         All holders of record of Reader's Digest's Common Stock at the close of business on September 21, 2005 are entitled to attend and vote at the Meeting.

         It is important that your shares be represented at the Meeting whether or not you plan to attend the Meeting personally. To ensure that your vote will be received and counted, please submit your proxy as soon as possible, whether or not you plan to attend the Meeting in person. You have a choice of voting your proxy on the Internet, by telephone, or by completing and returning the enclosed proxy card.


                                         Sincerely yours,



                                         THOMAS O. RYDER
                                         Chairman and Chief Executive Officer


================================================================================

     Please help us reduce our proxy solicitation costs (paper, postage, printing, etc):

o You can vote your proxy card by Internet or telephone, as described on page 2.


o You can choose to receive your proxy materials in the future by Internet delivery, as described on page 4.


o You can choose to eliminate duplicate mailings of proxy materials to your household if your household contains more than one Reader's Digest stockholder, as described on page 4.


================================================================================

                  NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS


TO THE STOCKHOLDERS:

The Annual Meeting of Stockholders of The Reader's Digest Association, Inc. will be held at Reader's Digest's DeWitt Wallace Auditorium, Reader's Digest Road, Chappaqua, New York, on Friday, November 18, 2005 at 9:00 a.m., New York time, to consider and take action on the following matters:

(1)     election of Class 3 Directors;

(2)     approval of the 2005 Key Employee Long Term Incentive Plan;

(3) approval of the business criteria, maximum amount and eligible employees for awards under the Senior Management Incentive Plan;

(4) ratification of the appointment of Ernst & Young LLP as independent auditors for fiscal 2006; and

(5)     such other business as may properly come before the Meeting.

The record date for the Meeting is September 21, 2005. Reader's Digest is required to send notice of the Meeting to record holders of Reader's Digest Common Stock at the close of business on the record date. Only those stockholders are entitled to attend the Meeting and to vote those shares at the Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS:



                                          C.H.R. DUPREE
                                          Vice President and Corporate Secretary

October 7, 2005

                                 PROXY STATEMENT


                               GENERAL INFORMATION


Annual Meeting Time and Location

     The Annual Meeting of Stockholders of The Reader's Digest Association, Inc. will be held at Reader's Digest's Wallace Auditorium, Reader's Digest Road, Chappaqua, New York, on Friday, November 18, 2005 at 9:00 a.m., New York time. Driving directions to the Wallace Auditorium appear on the last page of the Proxy Statement.

Principal Executive Offices of Reader's Digest

     The mailing address of the principal executive offices of Reader's Digest is Pleasantville, New York 10570.

Record Date; Securities Entitled to be Voted at the Meeting

     The record date for the Meeting is September 21, 2005. Only shares of Reader's Digest Common Stock held by holders of record at the close of business on the record date are entitled to vote at the Meeting. Each share of Reader's Digest Common Stock is entitled to one vote. On September 21, 2005, 98,702,481 shares of Reader's Digest Common Stock were outstanding.

Meeting Admittance Procedures

     Only stockholders of record (i.e., those who hold their shares of Reader's Digest Common Stock in their name in an account with Reader's Digest's transfer agent-registrar, Mellon Investor Services LLC) on the record date, or their duly appointed proxy holders (not to exceed one per stockholder), may attend the Meeting. If you plan to attend the Meeting, please check the appropriate box on your proxy card. We will then place your name on an admission list held at the entrance to the Meeting.

     You will also have to present an admission ticket to gain entrance to the Meeting. If you are a record stockholder, you may use the bottom of your proxy card as an admission ticket. If you are a beneficial stockholder (i.e., you hold your shares of Reader's Digest Common Stock through someone else, such as a broker, trustee, bank, or nominee), you may request an admission ticket by telephone from the Corporate Secretary's Office at 914-244-5817. You will be required to give your full name and address and present evidence that you are a stockholder (from your proxy card or your broker's voting instruction form). We will then add your name to the admission list and mail you an admission ticket.

     To gain admission to the Meeting, you will also be required to present official identification containing your recent photograph. We may inspect your packages and bags and we may require you to check them, and in some cases, we may not permit you to enter the Meeting with them. Please note that, at our discretion, we may exclude cameras, mobile phones, recording equipment and other electronic devices. Please do not bring non-essential packages, bags or other items to the Meeting. We may take other security measures in connection with the Meeting. Please allow sufficient time and otherwise plan accordingly.

Proxies Solicited by the Board of Directors

     The Reader's Digest Board of Directors is soliciting the accompanying proxy card. Reader's Digest is sending or giving this Proxy Statement, and the proxy card that accompanies the Proxy Statement, to stockholders beginning on or about October 7, 2005.

     Reader's Digest will bear the cost of the solicitation of proxies through use of this Proxy Statement, including reimbursement of brokers and other persons holding stock in their names, or in the names of nominees, at approved rates, for their expenses for sending proxy material to principals and obtaining their proxies. Reader's Digest has retained Morrow & Co., Inc. to solicit proxies on behalf of management for an estimated fee of $5,500, plus reimbursement of reasonable out-of-pocket expenses. In addition, regular Reader's Digest employees may solicit proxies personally, or by mail, telephone or electronic transmission, without additional compensation.


Voting and Proxy Revocation Procedures

Stockholders of Record

         If you are a stockholder of record (i.e., you hold your shares of Reader's Digest Common Stock in your name in an account with Reader's Digest's transfer agent-registrar, Mellon Investor Services LLC), you can vote in any of the following ways:

o By Internet: Go to the website www.proxyvoting.com/rda, as shown on your proxy card, at any time until 5:00 p.m., Eastern Time, on Thursday, November 17, 2005, and follow the instructions.

o By Telephone: Call the toll-free number, 1-866-540-5760, from a touch-tone telephone in the United States or Canada at any time until 11:59 p.m., Eastern Time, on Thursday, November 17, 2005. Follow the instructions on your proxy card and the voice prompts on the telephone.

o By Mail: Mark your vote, sign and date your proxy card and return it in the enclosed envelope. If you received more than one proxy card (which means that you have shares in more than one account), you must mark, sign, date and return each of them or use an alternative voting method.

o In Person: You may vote by ballot at the Annual Meeting or send a representative with an appropriate proxy.

         If you vote your proxy by Internet, telephone or mail, you may revoke your proxy at any time by submitting a subsequent proxy by Internet, telephone or mail before it is voted at the Meeting or by giving written notice to the Corporate Secretary that is actually received by the Corporate Secretary prior to the Meeting, or by voting in person at the Meeting. Your presence at the Meeting does not of itself revoke your proxy.

Beneficial Stockholders

         If you are a beneficial stockholder (i.e., you hold your shares of Reader's Digest Common Stock through someone else, such as a broker, trustee, bank, or nominee (other than the trustee of The Employee Ownership Plan and The 401(k) Partnership)), you will receive material, including a voting instruction form, from that firm asking how you want to vote. You may instruct that firm as to how you want to vote by marking, signing and dating that voting instruction form. Check the voting instruction form to see whether that firm offers Internet or telephone voting. Alternatively, you may vote by ballot at the Annual Meeting, but only if you bring with you a proxy or letter from the broker, trustee, bank or nominee confirming that you beneficially own the shares. Your presence at the Meeting does not of itself revoke your proxy.

Participants in the Employee Ownership/401(k) Plan

         If you are a participant in The Employee Ownership Plan and The 401(k) Partnership of Reader's Digest, you are entitled to direct Vanguard Fiduciary Trust Company, as Trustee under the Plan, as to how to vote the shares representing your proportionate interest in shares of Reader's Digest Common Stock in the Plan's Stock Fund on the record date. The Trustee will vote the shares in accordance with your directions on the enclosed proxy card if your directions are received by the Trustee no later than 12:00 p.m., Eastern Time, on Tuesday, November 15, 2005. Shares that have not yet been allocated to participants and shares that have been allocated but for which the Trustee does not receive timely directions will be voted in the same proportion as the shares for which the Trustee has received timely voting directions. You may revoke your proxy card by submitting a subsequent proxy card or giving written notice to the Trustee so that it is received by the Trustee no later than 12:00 p.m., Eastern Time, on Tuesday, November 15, 2005.

Voting of Proxies at the Meeting

         The individuals designated by the Board of Directors will vote valid proxies that it receives on the election of the Board's nominees and on any proposals as stated in the instructions in the proxy card, and in the discretion of the Board if no directions are marked or if any other matters come before the Meeting.

Vote Tabulation

         The presence in person or by proxy of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast will constitute a quorum at the Meeting. Abstentions and "broker non-votes" are counted as "present" in determining whether the quorum requirement is satisfied. Abstentions have the same effect as votes against proposals presented to stockholders, other than election of directors. With respect to the election of Directors, stockholders may vote in favor of all nominees, or withhold their votes as to all nominees or specific nominees. There is no box on the enclosed proxy card to "abstain," but checking the box that withholds authority for a nominee is the equivalent of abstaining. The four nominees in the class who receive the greatest number of votes cast for the election of Directors by shares entitled to vote and present in person or by proxy at the Meeting will be elected Directors. With respect to any proposal other than the election of Directors, stockholders may vote in favor of the proposal or against the proposal, or abstain from voting.

         Brokers who hold shares of Reader's Digest Common Stock for the accounts of their clients may vote those shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. Members of the New York Stock Exchange are permitted to vote their clients' proxies in their own discretion as to the election of Directors if the clients have not furnished voting instructions within 10 days of the Meeting. When a broker votes a client's shares on some but not all of the proposals at the meeting, the missing votes are referred to as "broker non-votes". Broker non-votes are not counted for purposes of determining the number of shares present in person or represented by proxy on a voting matter. There are no broker non-votes on the election of Directors (Proposal 1), as this is a discretionary item.

         As a matter of Reader's Digest practice, stockholder votes at the Meeting are tabulated on a confidential basis by independent third parties, and certain Reader's Digest employees are involved in the tabulation process. Each stockholder proxy card and ballot is kept confidential until the final vote is tabulated. Reader's Digest may disclose proxy solicitation information, however, if applicable law requires, if the proxy card contains a stockholder comment or question, or if the proxy solicitation is contested.


Internet Delivery of Annual Meeting Materials

         This proxy statement and our 2005 annual report to stockholders can be viewed on the Internet at www.rd.com/corporate.

         You can help reduce Reader's Digest's postage, printing and other proxy solicitation expenses by consenting to receive your Reader's Digest annual report and proxy materials via the Internet. Stockholders of record (i.e., those with an account maintained in their name with our transfer agent-registrar, Mellon Investor Services LLC) may sign up for this service by accessing their accounts at www.melloninvestor.com. Beneficial stockholders (i.e., those holding their stock through a broker, bank, trustee or other nominee) should refer to the information provided by their broker or bank or other holder of record for instructions on how to choose this option. For most brokers or banks, this information is available at www.icsdelivery.com. If you choose Internet delivery, in the future, you will receive an e-mail notification when our proxy materials are available electronically through the Internet. Your choice will remain in effect until you notify us by mail that you wish to resume mail delivery of these documents.


Householding of Annual Meeting Materials

         The Securities and Exchange Commission permits companies to send a single copy of their annual report and proxy statement to any household at which two or more stockholders reside if it appears that they are members of the same family. Each stockholder will continue to receive a separate proxy card or voting instruction form. This procedure, referred to as "householding," is intended to reduce the volume of duplicate information that stockholders receive and also to reduce expenses for companies. Reader's Digest has instituted this procedure for all stockholders of record. If you are a stockholder of record and one set of proxy materials was sent to your household for the use of all Reader's Digest stockholders in your household, and one or more of you would prefer to receive your own set, please contact Mellon Investor Services LLC at either 800-230-2771, P.O. Box 3335, South Hackensack, NJ 07606, or www.shrrelations@melloninvestor.com.

         If you are a beneficial stockholder, you may consent to householding by checking the appropriate box on the voting instruction form that you receive from the broker, bank, trustee or nominee in whose name your shares are registered. Please contact your broker, bank, trustee or nominee directly if you have questions, require additional copies of the proxy materials, or wish to receive multiple documents by revoking your consent to householding.

                      PROPOSAL NO. 1--ELECTION OF DIRECTORS

Class 3--Nominees for Election to Three-Year Term Expiring in 2008

         The Board of Directors, which currently consists of 11 members, is divided into three classes. Each class has a term of office of three years, and the term of each class ends in a different year on the date of the Annual Meeting of Stockholders. The Board has nominated the four individuals in Class 3 below for election as Class 3 Directors to serve until our 2008 Annual Meeting of Stockholders or until their successors are duly elected and qualified. Walter Isaacson and Thomas O. Ryder are currently serving as Class 3 Directors who were previously elected by our stockholders. Lee Caudill and John T. Reid were elected to the Board in August 2005. James E. Preston, who has reached the mandatory retirement age, will not stand for re-election at the Meeting and the size of the Board will be reduced to 10 members at that time.

         Set forth below are: (1) the name and age of each nominee, (2) the nominee's present positions and offices with Reader's Digest, (3) the year in which the nominee was first elected a Director of Reader's Digest and (4) the nominee's principal occupations during the past five years.

         Lee Caudill (56). Ms. Caudill joined the Board of Directors in August 2005. Since 1991, she has been President of SeniorTrak Consulting, an operations and marketing consulting firm that she founded. Prior to 1991, Ms. Caudill was President of Liz Claiborne's Jewelry Division, and General Manager and Vice President of Avon Products Fashion & Gifts business unit. She also was Vice President and Partner of the management consultancy, Cresap/Towers Perrin.

         Walter Isaacson (53). Mr. Isaacson joined the Board of Directors in November 2003. Since January 2003, he has been the President and Chief Executive Officer of the Aspen Institute, an international education and leadership institute. From July 2001 until April 2003, he served as Chairman and Chief Executive Officer of CNN, a cable television news network, and from December 1995 to July 2001, he was the Managing Editor of Time Magazine. Mr. Isaacson is also an author.

         John T. Reid (65). Mr. Reid joined the Board of Directors in August 2005. He is currently a director of Minerals Technologies, Inc., Center for Global Development, and Citizen's Committee for Children. He also serves on the Advisory Board of Right Management Consultants and is an Adjunct Professor, Managing Global Corporations, at Stern Business School, New York University. He served as Chief Executive Officer of City Quicker from 2000-2001. Mr. Reid retired from Colgate-Palmolive Company after 18 years where he held senior positions, including Chief Technological Officer, Vice President, South Pacific Region, and Managing Director in the Australian, U.K. and Greek subsidiaries.

         Thomas O. Ryder (61). Mr. Ryder has been Chairman of the Board and Chief Executive Officer and a Director of Reader's Digest since April 1998. Mr. Ryder is also a director of Amazon.com, Inc. and Starwood Hotels & Resorts Worldwide, Inc.

         The affirmative vote of a plurality of the votes cast by the holders of the Reader's Digest Common Stock present in person or represented by proxy and entitled to vote thereon is necessary to elect a Director. If no contrary indication is made, proxies will be voted for the nominees named above or, in the event any such nominee is not a candidate or is unable to serve as a Director at the time of the election (which is not now expected), for any nominee who is designated by the Board of Directors to fill that vacancy, unless the size of the Board is further reduced.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES IN PROPOSAL NO. 1.

         Set forth below with respect to each of the remaining Directors are:
(1) the name and age of each Director, (2) the Director's present positions and offices with Reader's Digest, (3) the year in which the Director was first elected a Director of Reader's Digest and (4) the Director's principal occupations during the past five years.

Class 1 Directors (Term expires in 2006)

     Jonathan B. Bulkeley (44). Mr. Bulkeley joined the Board of Directors in January 2001. Mr. Bulkeley is an advisor to Coghill Capital Management, a hedge fund, and is the co-owner of Achilles Media Ltd., an events company that manages the Banff Television Festival. Mr. Bulkeley also served as Vice Chair of EDGAR-Online from April 2003 to April 2004 and Chairman of QXL plc from February 1998 to May 2005. Mr. Bulkeley served as a director of Cross Media Marketing from 2001 until July 2002. He was Chairman and Chief Executive Officer of
LifeMinders Inc., an online direct marketing firm, from February to October 2001, having served as a director of that company since August 1999. He was Chief Executive Officer of barnesandnoble.com from January 1999 to January 2000. Prior to January 1999, he was affiliated with America Online, including serving as Managing Director of the online services joint venture of AOL-U.K. and Bertelsmann Online and President of AOL-U.K.

     Herman Cain (59). Mr. Cain, who joined the Board of Directors in June 2001, is the founder, and has been President and Chief Executive Officer of T.H.E. New Voice, Inc., a leadership consulting company since before 2000. He is also the former Chairman and Chief Executive Officer of Godfather's Pizza, Inc. and former President and CEO of the National Restaurant Association Mr. Cain is a director of Aquila, Inc., AGCO Corporation, Hallmark Cards, Inc., Godfather's Pizza and Whirlpool Corporation.

     William E. Mayer (65). Mr. Mayer joined the Board of Directors in June 2003. He is a founding Partner of Park Avenue Equity Partners, having served in that capacity since February 1999. Mr. Mayer also previously served as Professor and Dean of the Smith College of Business and Management at the University of Maryland and President and Chief Executive Officer of The First Boston Corporation (now Credit Suisse First Boston), an investment bank. Mr. Mayer is also a director of Lee Enterprises, Incorporated and serves as a Trustee of the Columbia Group of Mutual Funds.

Class 2 Directors (Term expires in 2007)

     Lawrence R. Ricciardi (65). Mr. Ricciardi has been a member of the Board of Directors of Reader's Digest since 1998. Since January 2003, he has been Senior Advisor to the Jones Day law firm and Lazard Freres & Co. LLC. In July 2002, he retired as Senior Vice President of International Business Machines Corporation, where he had served as Senior Vice President and General Counsel from May 1995 to February 2002. Mr. Ricciardi also serves as a director of Royal Dutch Petroleum Company and Royal Dutch Shell plc.

     William J. White (67). Mr. White has been a member of the Board of Directors of Reader's Digest since 1996. He has been a professor at the Robert
R. McCormick School of Engineering and Applied Science at Northwestern University since January 1998. He retired as Chairman of the Board of Bell & Howell Company (information access and mail processing systems) in December 1997. Mr. White also served as Chief Executive Officer of Bell & Howell Company until March 1997 and as President until February 1995. Mr. White is also a director of Packaging Dynamics Corporation.

     Ed Zschau (65). Dr. Zschau has been a member of the Board of Directors of Reader's Digest since January 1999. He is Visiting Lecturer with rank of Professor at Princeton University. Prior to September 2000, Mr. Zschau was a Professor of Management at Harvard Business School. Dr. Zschau is also a director of StarTek, Inc.



                             GOVERNANCE INFORMATION

Corporate Governance Guidelines

         The Board has adopted Governance Guidelines, which, along with the charters of the Board Committees, and Reader's Digest's code of conduct for Directors, officers and employees, provide the framework for the governance of Reader's Digest. Our Governance Guidelines, as they may be revised from time to time, are published on our website at www.rd.com/corporate.

Independence

         It is the intention of the Board that a substantial majority of the Board consists of Directors who are "independent" as defined by the New York Stock Exchange. The Board has affirmatively determined that each of the current non-employee Directors (Ms. Caudill and Messrs. Bulkeley, Cain, Isaacson, Mayer, Preston, Reid, Ricciardi, White and Zschau) has no material relationship with Reader's Digest (other than in his position as Director) and is independent under the applicable listing standards of the NYSE. To assist in making these determinations, the Board has adopted categorical independence standards of independence, which are attached to this Proxy Statement as Appendix 1 and are also available (as in effect from time to time) on our website at www.rd.com/corporate.

Code of Ethics

         Reader's Digest has adopted a code of ethics, as defined under the federal securities laws, that applies to each Director, officer and employee of Reader's Digest. Reader's Digest's code of ethics is embodied in our Ethical, Legal and Business Conduct Policies. A copy of these policies (as in effect from time to time) is available on our website at www.rd.com/corporate.

Communications with Directors

         The Board has adopted procedures for stockholders to contact members of the Board, including non-management Directors. If you wish to contact a Director, you should send a letter to: [Director's Name], c/o Corporate Secretary, Reader's Digest Road, Pleasantville, NY 10570-7000. If you are not a stockholder of record, your letter must contain or enclose appropriate evidence that you are a stockholder (such as a letter from the broker, trustee, bank or nominee that is the stockholder of record of your shares confirming that you beneficially own the shares) or must indicate a manner in which your status as a stockholder can be confirmed. The Corporate Secretary will arrange for stockholder communications to be compiled. The compilations of communications that relate to matters that are within the responsibility of the Board or its Committees will regularly be made available to the appropriate Director or Directors, as well as to the General Counsel and other appropriate employees of Reader's Digest. Communications that relate to ordinary business matters that are not within the scope of the Board's responsibilities, including customer complaints, promotional material and frivolous or otherwise inappropriate communications, will not be forwarded. Any communication that is not forwarded will be made available to any Director upon request. Any modifications to these procedures will be disclosed at any time on our website at www.rd.com/corporate.


Board of Directors and Committees; Responsibilities and Meetings; Compensation

Board of Directors

         The primary responsibility of the Board of Directors is to foster the long-term success of the Company, consistent with its fiduciary duty to its stockholders. The Board has responsibility for establishing broad corporate policies, setting strategic direction, succession planning, and overseeing management, which is responsible for the day-to-day operations of the Company. In fulfilling this role, each Director must exercise his or her good faith business judgment of the best interests of the Company and its stockholders.

         During Reader's Digest's fiscal year ended June 30, 2005, its Board of Directors held eight meetings. The standing committees of the Board of Directors are the Audit Committee, Compensation and Nominating Committee, Corporate Governance Committee and Finance Committee.

Audit Committee

         The Audit Committee met 10 times during the 2005 fiscal year. The Audit Committee is composed of Messrs. White (Chairman), Bulkeley, Cain and Ricciardi. The Board has determined that each member of the Committee is "independent" and "financially literate," as defined by applicable New York Stock Exchange and Securities and Exchange Commission rules. The Board has also determined that Mr. White is an "audit committee financial expert," as defined by applicable Securities and Exchange Commission rules, and possesses "accounting or related financial management expertise," as defined by applicable NYSE listing standards. The functions of the Audit Committee are described in the Audit Committee Charter, a copy of which is attached to this Proxy Statement as Appendix 2.

Corporate Governance Committee

         The Corporate Governance Committee met six times during the 2005 fiscal year. The Committee is composed of all of the non-employee Directors that the Board has determined to be "independent", as defined by applicable NYSE and SEC rules, and Mr. Ricciardi is the Chairman (lead director). The Committee currently consists of all non-employee Directors. Its functions include: reviewing governance matters; setting performance goals for the Chief Executive Officer and, in conjunction with the Compensation and Nominating Committee, evaluating Chief Executive Officer's performance and approving the Chief Executive Officer's compensation; reviewing succession planning and management development activities; overseeing evaluation of the performance of the Board and management; developing our corporate governance guidelines; and reviewing other internal matters of broad corporate significance. The charter of the Corporate Governance Committee is available on Reader's Digest's website at www.rd.com/corporate.

Compensation and Nominating Committee

         The Compensation and Nominating Committee, which met four times during the 2005 fiscal year, consists of Messrs. Preston (Chairman), Isaacson, Mayer and White. The Board has determined that each member of the Committee is "independent," as defined by applicable New York Stock Exchange and Securities and Exchange Commission rules. The Committee's functions include administering employee benefit plans; recommending the amount and form of any contribution to The Employee Ownership Plan and the 401(k) Partnership of The Reader's Digest Association, Inc.; reviewing and approving the compensation levels and programs for officers and key personnel and determining incentive compensation; reviewing corporate goals relevant to the Chief Executive Officer's compensation, evaluating the Chief Executive Officer's performance and recommending the appropriate level of compensation to the Governance Committee; and reviewing and recommending candidates and nominees for election to the Board of Directors. The charter of the Compensation and Nominating Committee is available on Reader's Digest's website at www.rd.com/corporate.

         The Compensation and Nominating Committee is responsible for identifying and evaluating nominees for Director and for recommending to the Board a slate of nominees for election at the Annual Meeting of Stockholders.

         In evaluating the suitability of individuals for Board membership, and in seeking an appropriately balanced variety of skills, experience and diversity of backgrounds, the Compensation and Nominating Committee considers many factors, including: experience managing complex business and other organizations; expertise in areas such as finance, marketing, technology, accounting, law and international business; intelligence, practical wisdom, analytical ability, objectivity, and communication skills; leadership ability; integrity and high ethical and moral character; capability of working effectively with other Directors to perform the Board's function; commitment and ability to devote the necessary time and attention to Board responsibilities; commitment and ability to represent the interest of all stockholders, and not any particular constituency; ability to serve an appropriate period prior to mandatory retirement; "independence," within the meaning of applicable laws and regulations; and absence of legal or regulatory prohibition or conflict. The Committee has not established any minimum qualifications for nominees to the Board. The Committee considers all potential candidates in the same manner, regardless of the source of the recommendation.

         In identifying potential candidates for Board membership, the Compensation and Nominating Committee considers suggestions from the Directors, stockholders, management and others. From time to time, the Committee also may retain search firms to assist it in identifying potential candidates, gathering information about such candidates, and acting as an intermediary with such candidates. Stockholders wishing to suggest candidates to the Committee for consideration as Directors must submit a written notice to the Committee, addressed to Corporate Secretary, The Reader's Digest Association, Inc., Reader's Digest Road, Pleasantville, NY 10570-7000. The candidate submission must include, among other things, specific contact information regarding the submitting stockholder and the candidate, as well as a description of the candidate's background. The requirements for Director candidate submissions by stockholders, as in effect from time to time, will be posted on our website at www.rd.com/corporate. Our by-laws set forth additional procedures that a stockholder must follow to nominate Directors. These procedures are summarized in this Proxy Statement under the caption "Submission of Stockholder Proposals and Nominations."

Finance Committee

         The Finance Committee, which met twice during the 2005 fiscal year, is composed of Dr. Zschau (Chairman), and Messrs. Bulkeley, Cain and Ricciardi. The Board has determined that each member of the Committee is "independent," as defined by applicable New York Stock Exchange and Securities and Exchange Commission rules. The Finance Committee's functions include overseeing the financial affairs of Reader's Digest, such as its investment policies and programs and those of its employee benefit plans; and advising the Board with respect to corporate financial policies and procedures, dividend policy, financing plans, foreign exchange management, tax planning and insurance coverage. The charter of the Finance Committee is available on Reader's Digest's website at www.rd.com/corporate.

Attendance

         All members of the Board attended at least 75% of the aggregate of (1) the total number of meetings of the Board held during the period in the 2005 fiscal year that he was a Director and (2) the total number of meetings held by all committees of the Board on which he served during the period in the fiscal 2005 year that he served. Reader's Digest has a policy that states that the Board expects that Directors will make every effort to attend the Annual Meeting of Stockholders. All Directors attended the 2004 Annual Meeting of Stockholders.

Compensation

         Each individual who became a non-employee Director prior to April 1, 1998 receives annually $18,000 in cash compensation, $20,000 in Reader's Digest Common Stock on the first trading day of the calendar year, and $50,000 in Deferred Reader's Digest Common Stock. Each individual who became a non-employee Director on or after April 1, 1998 receives annually $40,000 in cash compensation, $20,000 in Reader's Digest Common Stock on the first trading day of the calendar year, and $60,000 in Deferred Reader's Digest Common Stock. Deferred Reader's Digest Common Stock is the right to receive shares of Reader's Digest Common Stock on the first trading day of the calendar year after termination of the Director's service on the Board or in annual installments thereafter, as elected by the Director. The following additional cash compensation is paid to Directors in the following capacities: the chairperson of the Audit Committee receives $20,000; each member of the Audit Committee receives $10,000; the chairperson of the Corporate Governance Committee receives $15,000; the chairperson of each other regular Board committee receives $15,000; and each member of any regular Board committee other than the Audit Committee and the Corporate Governance Committee receives $5,000. The chairperson and members of any special committee of the Board are entitled to such compensation as shall be determined by the Corporate Governance Committee. Each individual who became a non-employee Director prior to April 1, 1998 and who serves as a non-employee Director for more than five years will, upon retirement from the Board, continue to receive annual compensation in the amount of $32,000.

         Under the Deferred Compensation Plan for Non-Employee Directors of The Reader's Digest Association, Inc., non-employee Directors are eligible to defer payment of 50%, 75% or 100% of their cash, stock and deferred stock compensation for certain established deferral periods. Deferred compensation is credited to an unfunded account for each participant, on which interest accrues at a rate determined by a committee of Directors. Payment of the deferred amounts will be made, at the election of the participant, in a lump sum or in annual installments of from one to 10 years. Reader's Digest expects to amend the Plan as appropriate to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

         Directors are eligible to participate in the Reader's Digest Foundation Matching Gift Program whereby contributions up to $10,000 a year to eligible organizations are matched by the Reader's Digest Foundation.

                                 AUDIT COMMITTEE


Audit Committee Report

         Reader's Digest management is responsible for the preparation of Reader's Digest's financial statements in accordance with generally accepted accounting principles in the United States, and the financial reporting process, including maintaining a system of internal accounting controls. The independent auditor is responsible for auditing Reader's Digest's annual financial statements and expressing an opinion on the conformity of Reader's Digest's audited financial statements with U.S. generally accepted accounting principles, and for auditing the effectiveness of Reader's Digest's internal control over financial reporting and management's assessment of the effectiveness of Reader's Digest's internal control over financial reporting. The Audit Committee's functions are described in its charter, a copy of which is attached to this Proxy Statement as Appendix 2.

         The Audit Committee has reviewed Reader's Digest's audited financial statements and the results of the audits relating to Reader's Digest's internal control over financial reporting for fiscal 2005, and discussed those matters with management, with Reader's Digest's internal auditor and with KPMG LLP, Reader's Digest's independent auditor for fiscal 2005. The Audit Committee also discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication With Audit Committees. The Audit Committee received the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee discussed KPMG LLP's independence with KPMG LLP. The Audit Committee considered whether KPMG LLP's provision of non-audit services to Reader's Digest was compatible with KPMG LLP's independence.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the fiscal 2005 audited financial statements be included in Reader's Digest's Annual Report on Form 10-K for fiscal 2005.

         As previously disclosed, after KPMG LLP's completion of the fiscal 2005 audit, Ernst & Young LLP succeeded KPMG LLP as independent auditor for fiscal 2006. Please refer to "Proposal 4--Ratification of Appointment of Independent Auditor for Fiscal 2006" for additional information.


                              THE AUDIT COMMITTEE:

                              William J. White, Chairman
                              Jonathan B. Bulkeley
                              Herman Cain
                              Lawrence R. Ricciardi

Independent Auditor's Fees

         The aggregate fees billed for fiscal 2005 and 2004 by KPMG LLP, our independent auditor for those fiscal years, were the following:

              (Amounts in millions)                           2005        2004
                                                              ----        ----
            Audit Fees(1)..................................   $4.8        $2.7
            Audit-Related Fees(2)..........................    0.3         0.9
            Tax Fees(3)....................................    0.6         1.0
            All Other Fees(4)..............................    ---         ---
                                                            --------    --------
              Total.......................................    $5.7        $4.6
-----------
(1) Audit fees represent the aggregate fees for professional services rendered in connection with the audit of our annual financial statements and (for fiscal 2005), the audits relating to internal control over financial reporting (for fiscal 2005), the review of our quarterly financial statements and services provided in connection with statutory or regulatory filings.

(2) Audit-related fees represent the aggregate fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and services that are traditionally performed by the independent auditor. These fees related primarily to assistance with our procedures related to internal control over financial reporting (for fiscal 2005), audits of the financial statements of employee benefit plans, audits of businesses acquired during the year and reviews of filings (other than periodic and current reports) with the Securities and Exchange Commission, including issuance of consents of the firm to inclusion of the independent auditor's audit report in those filings.

(3) Tax fees represent the aggregate fees for professional services for tax compliance, tax advice and tax planning. These fees related primarily to advice in connection with the preparation of our U.S. federal, state, and local tax returns and our international subsidiaries' tax returns. In fiscal 2005, our independent auditor did not provide us with tax compliance services.

(4) All other fees represent the aggregate fees for products and services other than the services described in other categories in the table.


Policy Regarding Pre-Approval of Audit and Non-Audit Services

         Under Reader's Digest's Policy Regarding Pre-Approval of Audit and Non-Audit Services, our Audit Committee must pre-approve the audit and non-audit services to be performed by any accountant that has been engaged to audit our financial statements. The Audit Committee must also approve all other audit services to be rendered to Reader's Digest. Reader's Digest may not engage the auditor of its financial statements to perform any non-audit services that are prohibited by Section 10A(g) of the Securities and Exchange Act of 1934, including: (1) bookkeeping or other services related to our accounting records or financial statements; (2) financial information systems design and implementation; (3) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (4) actuarial services; (5) internal audit outsourcing services; (6) management functions; (7) human resources; (8) broker-dealer, investment adviser, or investment banking services; (9) legal services; and (10) expert services unrelated to the audit.

         The pre-approval requirement is waived for de minimis non-audit services performed by the independent auditor, provided that (a) all such services do not aggregate to an amount determined by the Audit Committee that may not be more than five percent of total revenues paid by Reader's Digest to the independent auditor in the fiscal year when the non-audit services are provided, (b) such services were not recognized as non-audit services at the time of the engagement of the independent auditor to provide the services, and
(c) such services are promptly reported to the Audit Committee and approved prior to the completion of the audit. None of the services described under the caption "Independent Auditor's Fees" above were approved by the Audit Committee pursuant to the foregoing pre-approval waiver (17 CFR 210.2-01(c)(7)(i)(C)).

         The Audit Committee may delegate its pre-approval authority to one or more of its members. The Audit Committee member to whom such authority is delegated must report any pre-approval determinations to the Audit Committee at its next regular meeting. The Audit Committee may not delegate pre-approval authority to Reader's Digest management.

         Under the Policy, each request for pre-approval must be detailed as to each particular service to be provided. Each pre-approval must be in writing.


                            EQUITY SECURITY OWNERSHIP

Principal Stockholders

         The following table summarizes information regarding the beneficial ownership of Reader's Digest Common Stock, the only class of voting securities of Reader's Digest outstanding, as of September 21, 2005. The stockholders identified below are the only stockholders we know that beneficially own more than five percent of the outstanding Reader's Digest Common Stock. The information shown below is based on information reported by those stockholders on Schedules 13D or 13G filed with the Securities and Exchange Commission.

                                            Number of shares          Percent of
  Name and address of beneficial owner      beneficially owned           Class

  FMR Corp.                                     11,625,013             11.78%
  82 Devonshire Street
  Boston, MA  02109

  Highfields Capital Management LP               7,297,731              7.39%
  200 Clarendon Street, 51st Floor
  Boston, MA  02117(1)

  Capital Research and Management Company        6,339,000              6.42%
  333 South Hope Street
  Los Angeles, CA  90071

-----------
(1) May be deemed to have sole voting and dispositive power over the shares listed, but has disclaimed beneficial ownership of all such shares.

Directors, Nominees and Executive Officers

         The following table shows, as to the current Directors and nominees individually, the Named Executive Officers (as listed below in the Summary Compensation Table) and the current Directors and executive officers of Reader's Digest as a group, the equity securities of Reader's Digest that were beneficially owned by them as of September 21, 2005 (except as otherwise noted below).

                                                              Shares of Reader's
                  Name of beneficial owner(1)                Digest Common Stock
                  -----------------------                    -------------------
           Thomas O. Ryder.......................................2,825,187(2)(3)
           Jonathan B. Bulkeley........................................13,550(4)
           Herman Cain.................................................19,050(4)
           Lee Caudill................................................. 1,750(4)
           Walter Isaacson1.............................................1,200(4)
           William E. Mayer............................................24,700(4)
           James E. Preston............................................26,000(4)
           John T. Reid.................................................2,750(4)
           Lawrence R. Ricciardi.......................................24,550(4)
           William J. White............................................26,000(4)
           Ed Zschau...................................................23,250(4)
           Eric W. Schrier............................................398,342(2)
           Thomas D. Gardner..........................................395,693(2)
           Michael S. Geltzeiler......................................169,292(2)
           Gary S. Rich...............................................379,397(2)
           All current Directors, nominees and executive
           officers as a group (22 persons)...................5,475,622(2)(3)(4)

-----------
(1) "Beneficial ownership" has been determined in accordance with rule 13d-3 under the Securities Exchange Act of 1934. Each Director, nominee or officer had sole voting and investment power over the shares shown, except as noted below. The shares beneficially owned by Mr. Ryder equaled 2.51% of the total outstanding shares of Reader's Digest Common Stock. The shares beneficially owned by each other Director, nominee or Named Executive Officer equaled less than 1% of the total outstanding shares of Reader's Digest Common Stock. The shares beneficially owned by all Directors, nominees and executive officers as a group equaled 5.33% of the total outstanding shares of Reader's Digest Common Stock.

(2) Includes shares of Reader's Digest Common Stock underlying stock options (exercisable presently or within 60 days) as follows: Mr. Ryder, 2,175,000; Mr. Schrier, 269,800; Mr. Gardner, 282,050; Mr. Geltzeiler,
      90,400; Mr. Rich, 273,350; and all Directors, nominees and current executive officers, 3,854,000. Includes restricted shares of Reader's Digest Common Stock as follows: Mr. Ryder, 187,651; Mr. Schrier, 77,993; Mr. Gardner, 63,060; Mr. Geltzeiler, 52,644; Mr. Rich, 59,727; and all Directors, nominees and current executive officers, 644,417. See "Executive Compensation--Summary Compensation Table."

(3) Includes 470,000 shares underlying options held by The Thomas O. Ryder 1998 Family Trusts.

(4) Includes shares of deferred stock as follows: 8,950 shares for Messrs. Bulkeley, Cain, Ricciardi, and Zschau, 7,450 shares for Mr. Isaacson, 9,450 shares for Mr. Mayer, and 7,500 shares for Mr. White, 1,750 shares for Ms. Caudill and 1,300 shares for Mr. Reid. See "Board of Directors and Committees; Responsibilities and Meetings; Compensation."


Stock Ownership Guidelines for Directors and Executive Officers

         The Board of Directors believes that Reader's Digest's Directors and executive officers should have a significant financial stake in Reader's Digest so that their interests are aligned with those of Reader's Digest's stockholders. To that end, the Board has adopted stock ownership guidelines that state the Board's expectation that each executive officer should own, within five years of becoming an executive officer, shares of Reader's Digest Common Stock having an aggregate value that meets or exceeds a specified multiple of the executive's base salary. The guidelines provide for an ownership multiple of five times base salary for the Chief Executive Officer, two times base salary for the other Named Executive Officers (as shown in the Compensation Table) and lower ownership multiples for other executive officers. The Board has adopted similar stock ownership guidelines that state an expectation that non-employee Directors will own, within five years of first election as a Director, shares of Reader's Digest Common Stock having an aggregate value of at least three times the annual cash and stock retainer for service as a Director.



             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         During fiscal 2005, Jeffrey S. Spar, an officer of Reader's Digest, filed one late report of a transaction in which he disposed of beneficial ownership of 2,482.9985 shares of Reader's Digest Common Stock, and William E. Mayer, a Director of Reader's Digest, filed one late report of a transaction in which he acquired beneficial ownership of 4,900 shares of Reader's Digest Common Stock.

                                       16
                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth information for each of the fiscal years ended June 30, 2005, 2004 and 2003 concerning the compensation of the individuals whose compensation is required to be disclosed pursuant to Securities and Exchange Commission regulations (collectively, the "Named Executive Officers").



                                                     Annual compensation                  Long-term compensation
                                             ----------------------------------   ---------------------------------------
                                                                                                  Awards(1)           Pay-outs
                                                                                        ------------------------ --------------

                                          Fiscal
                                           Year                                 Restricted   Options/                  All Other
                                           Ended                                  Stock       SARs(2)      LTIP     Compen-sation(3)
       Name and principal position        June 30  Salary    Bonus        Other  Award(s)(2)    #       Pay-outs

 --------------------------------------  -------  --------  --------     ------  ----------   -------    ----------     ---------
 Thomas O. Ryder                           2005   $796,923    $905,000           $1,011,400    200,000   $1,492,434       $20,751
 Chairman and Chief Executive Officer      2004   $780,000    $520,400           $1,162,800    170,000           $0       $20,356
                                           2003   $775,385  $1,312,250(4)        $2,058,732    200,000           $0       $18,505


 Eric W. Schrier                           2005   $462,692    $345,600             $389,000     70,000     $707,480        $6,150
 President, North America and Senior       2004   $450,000    $240,000             $410,400     50,000           $0        $6,000
 Vice President and Global                 2003   $413,846    $481,000(4)        $1,029,366     50,000           $0        $7,650
 Editor-in-Chief ((5))

 Thomas D. Gardner                         2005   $437,692    $316,400             $311,200     60,000     $572,791        $8,470
 President, International and Senior       2004   $425,000    $220,000             $342,000     50,000           $0        $8,156
 Vice President ((6))                      2003   $389,231    $374,000(4)          $823,493     40,000           $0        $8,215


 Michael S. Geltzeiler                     2005   $392,308    $247,200             $233,400     42,000     $369,721        $6,150
 Senior Vice President and Chief           2004   $350,000    $140,000             $205,200     30,000           $0   $205,908((7))
 Financial Officer                         2003   $346,923    $308,000(4)          $823,493     40,000           $0        $5,875


 Gary S. Rich                              2005   $388,462    $165,000             $311,200     50,000     $375,099        $7,676
 President,                                2004   $380,000     $80,000             $273,600     40,000           $0        $7,152
 QSP, and Senior Vice President  ((8))     2003   $363,942    $328,600(4)          $823,493     40,000           $0        $9,036

 ============




(1)

                                       46
(1) All awards are made in or with respect to shares of Reader's Digest Common Stock.

(2) The 2005 restricted stock awards shown are valued at the closing market price of Reader's Digest Common Stock on the New York Stock Exchange on the date of grant (July 1, 2004) and reflects shares granted as follows:
      Mr. Ryder, 65,000; Mr. Schrier, 25,000; Mr. Gardner, 20,000; Mr.
      Geltzeiler, 15,000; and Mr. Rich, 20,000. Under their terms, these shares will vest one-third on each of the second, third and fourth anniversaries of the date of grant. As of June 30, 2005, based on the closing price of Reader's Digest Common Stock on the NYSE on June 30, 2005, the number of shares and market value of the restricted stock held were as follows: Mr. Ryder, 281,970 shares valued at $4,652,505; Mr. Schrier, 129,704 shares valued at $2,140,116; Mr. Gardner, 106,336 shares valued at $1,754,544; Mr. Geltzeiler, 84,038 shares valued at $1,386,627; and Mr. Rich, 100,359 shares valued at $1,655,924. The holders are not entitled to receive dividends on the restricted stock

(3) Except as otherwise noted below, consists of amounts contributed by Reader's Digest to our Employee Ownership Plan and 401(k) Partnership for the accounts of Mr. Ryder, $6,150, Mr. Schrier, $6,150, Mr. Gardner, $6,150, Mr. Geltzeiler, $6,150, and Mr. Rich, $6,150 and for the cost to purchase group universal life insurance coverage for the benefit of Mr. Ryder, $14,601, Mr. Gardner, $2,320, and Mr. Rich, $1,526.

(4) Includes payments under the Bridge Plan in lieu of award opportunities under the Long-Term Incentive Plan for two three-year performance periods (2001-2003 and 2002-2004), which were canceled and replaced with an award opportunity relating to a two-year performance period (2003-2004) and a transitional award opportunity relating to operating performance for fiscal 2003. Each participant's Bridge Plan payment was equal to the individual award earned under the fiscal 2003 Senior Management Incentive Plan.

(5) Mr. Schrier joined Reader's Digest as Senior Vice President and Editor-in-Chief in April 2000. He has been President, RD North America since February 2003.


(6) Mr. Gardner is currently President, International and a Senior Vice President of Reader's Digest. He was President, North America Books and Home Entertainment before February 2003.


(7) In connection with the hiring of Mr. Geltzeiler, we agreed to assist Mr. Geltzeiler in collecting amounts due from his prior employer and to pay Mr. Geltzeiler certain amounts if corresponding amounts were not collected from the prior employer. Upon Mr. Geltzeiler's settlement with his prior employer, Reader's Digest paid Mr. Geltzeiler a total of $200,000 in connection with this matter.


(8) Mr. Rich has been a Senior Vice President of Reader's Digest and President, QSP since January 2004. Prior to January 2004, he was Senior Vice President, Global Human Resources and President, QSP.

Stock Options and SARs Granted in Last Fiscal Year

         The following table sets forth information concerning stock options and stock appreciation rights granted during the fiscal year ended June 30, 2005 to the Named Executive Officers.


                                           Individual grants

                              --------------------------------------------
                                                                                     Potential realizable
                                          Percent                           value at assumed annual rates of stock
                                          of total                         price appreciation for option/SAR term(2)
                                          options/
                                                                           ------- --------------- ------------------
                                         SARs        Exercise
                              Options/   granted        or
                                SARs     to          Base
                              granted    employ-ees   price    Expiration
            Name               (#) (1)   in fiscal    ($/sh)      Date       0%        5%(3)            10%(4)
                                            year

 ---------------------------- ---------- ----------- --------- ----------- -------   -----------      -------------
 Thomas O. Ryder               200,000     10.78%    $15.77      7/1/14      $0      $1,983,534         $5,026,664

 Eric W. Schrier                70,000      3.77%    $15.77      7/1/14      $0        $694,237         $1,759,332

 Thomas D. Gardner              60,000      3.23%    $15.77      7/1/14      $0        $595,060         $1,507,999

 Michael S. Geltzeiler          42,000      2.26%    $15.77      7/1/14      $0        $416,542         $1,055,599

 Gary S. Rich                   50,000      2.70%    $15.77      7/1/14      $0        $495,883         $1,256,666

 All Common Stockholders(5)      --          --         --         --        $0    $1.0 billion      $2.5 billion



(1) All options and SARs are granted with respect to Reader's Digest Common Stock. The options vest with respect to 25% of the related shares on each of the first four anniversaries of the grant date.

(2) The values shown are based on the assumed hypothetical compound annual appreciation rates of 5% and 10% prescribed by Securities and Exchange Commission rules. These hypothetical rates are not intended to forecast either the future appreciation, if any, of the price of Reader's Digest Common Stock or the values, if any, that may actually be realized upon such appreciation, and there can be no assurance that the hypothetical rates will be achieved. The actual value realized upon exercise of an option or SAR will be measured by the difference between the price of Reader's Digest Common Stock and the exercise price on the date the option or SAR is exercised.

(3) For the values stated in this column to be realized, the price of Reader's Digest Common Stock would have to appreciate from $15.77 to $25.69 during the 10-year option term.

(4) For the values stated in this column to be realized, the price of Reader's Digest Common Stock would have to appreciate from $15.77 to $40.90 during the 10-year option term.

(5) For "All Common Stockholders," the potential realizable values have been calculated on the basis of the same price at which stock options and SARs were granted to the Named Executive Officers and on the basis of the total number of shares of Reader's Digest Common Stock outstanding on June 30, 2005. An increase in the price of Reader's Digest Common Stock will benefit all holders of such stock and all option holders commensurately.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

         The following table sets forth information concerning stock options and SARs exercised during the fiscal year ended June 30, 2005 and the fiscal year-end value of unexercised options and SARs for the Named Executive Officers.



                                                          Number of unexercised          Value of unexercised
                                                          options/SARs at fiscal       in-the-money options/SARs
                                Shares                           year end                 at fiscal year end
                               Acquired
                                 on          Value
            Name               Exercise    Realized    Exercisable   Unexercisable    Exercisable   Unexercisable

 ---------------------------- ----------- ------------ ------------- --------------- -------------- ---------------


 Thomas O. Ryder                  --          --        1,832,500         627,500       $183,613        $591,838

 Eric W. Schrier                  --          --          207,350         152,450        $51,688        $179,913

 Thomas D. Gardner                --          --          251,963         130,587        $49,063        $169,988

 Michael S. Geltzeiler            --          --           53,675          93,225        $33,638        $110,573

 Gary S. Rich                     --          --          227,763         113,087        $41,350        $139,550





Long-Term Incentive Plans - Awards in Last Fiscal Year

         The following table sets forth information concerning long-term incentive plan awards made to each of the Named Executive Officers after the fiscal year ended June 30, 2005, but which relate to a performance period that commences with that fiscal year. No awards were made during the fiscal year ended June 30, 2005, as our long-term incentive compensation program was being redesigned. For more information, please refer to the caption "Compensation and Nominating Committee Report."



                                                Performance           Estimated future payouts under non-stock
                                Number of         or other                       price-based plans
                              shares, units     period until
                                or other       maturation or
            Name                rights(1)          payout           Threshold          Target           Maximum

 ---------------------------- -------------- ----------------------------------- ----------------- ----------------

 Thomas O. Ryder                339,459      7/1/04 - 6/30/07         56,577          113,153           339,459

 Eric W. Schrier                128,433      7/1/04 - 6/30/07         21,406           42,811           128,433

 Thomas D. Gardner              104,061      7/1/04 - 6/30/07         17,344           34,687           104,061

 Michael S. Geltzeiler           83,367      7/1/04 - 6/30/07         13,895           27,789            83,367

 Gary S. Rich                    83,367      7/1/04 - 6/30/07         13,895           27,789            83,367




(1) Represents maximum vesting of awards of Performance-Based Restricted Stock Units under the 2002 Key Employee Long Term Incentive Plan. Each Performance-Based Restricted Stock Unit represents the right to receive, upon vesting, the value in cash of a share of Reader's Digest Common Stock. The vesting date value will be the average closing price of a share of Reader's Digest Common Stock on the New York Stock Exchange over the last 20 trading days of the three-year Performance Period. The Performance-Based Restricted Stock Units will vest only if the Committee certifies that Reader's Digest has achieved a specified cumulative earnings per share performance goal for the Performance Period. If the performance goal is achieved at the threshold, target or maximum level, the Performance-Based Restricted Stock Units will vest at 50%, 100% or 300% of the target level, respectively. Vesting will be interpolated for performance between those levels and any unvested Performance-Based Restricted Stock Units will be forfeited. The number of Performance-Based Restricted Stock Units shown in the table reflects achievement at the maximum level. Notwithstanding the foregoing, the maximum total payment with respect to a Performance-Based Restricted Stock Unit Award shown above to any participant for a particular Performance Period will be limited to the aggregate value of the Award on the date of grant. The grant date value of each Performance-Based Restricted Stock Unit is the average closing price of a share of Reader's Digest Common Stock over the last 20 trading days before the Performance Period.


Retirement Plans

         Reader's Digest maintains The Reader's Digest Association, Inc. Retirement Plan (the "Qualified Retirement Plan"), which provides benefits for eligible employees. Through June 30, 1999, the Qualified Retirement Plan was structured as a traditional defined benefit plan with benefits determined primarily by average final compensation and years of service. Effective July 1, 1999, the Qualified Retirement Plan was amended so that the present value of accrued benefits under the Qualified Retirement Plan was converted to a cash balance account.

         Under the amended Qualified Retirement Plan, each participant's account is credited with a percentage of the participant's base pay paid in that month. The percentage is determined by the age of the participant. The following table shows the percentages used to determine credits at the ages indicated.

                                         Age                Percentage
                                         ---                ----------
                                       Under 30                   3%
                                       30-34                      4%
                                       35-39                      5%
                                       40-44                      6%
                                       45-49                      8%
                                       50-54                     10%
                                       55 and over               12%

         As of July 1, 2005, the ages of the Named Executive Officers were the following: Mr. Ryder, 61; Mr. Schrier, 53; Mr. Gardner, 47; Mr. Geltzeiler, 46; and Mr. Rich, 44.

         In addition, each participant's cash balance account is credited with interest on a monthly basis. The amount of interest is computed by multiplying the value of the cash balance account as of the beginning of the month by the average yield on one-year Treasury Constant Maturities during the 13 weeks ending with the last Friday of the preceding calendar quarter plus 100 basis points divided by 12. For the second calendar quarter of 2005, the monthly interest credit is 0.36 percent.

         Amounts calculated under the retirement formula that exceed the limits under the Internal Revenue Code, will be paid under the Excess Benefit Retirement Plan of The Reader's Digest Association, Inc. (the "Excess Benefit Plan") from Reader's Digest's assets.

         At retirement or other termination of employment, an amount equal to the vested balance then credited to the account is payable to the participant in the form of an immediate or deferred lump sum or an equivalent annuity. The estimated annual benefits payable under the Qualified Retirement Plan and the Excess Benefit Plan at normal retirement age for each of the Named Executive Officers is as follows: Mr. Ryder, $108,579; Mr. Schrier, $93,251; Mr. Gardner, $150,299; Mr. Geltzeiler, $110,043; and Mr. Rich, $133,173.

         Effective July 1, 1992, Reader's Digest adopted The Reader's Digest Executive Retirement Plan (the "1992 Executive Retirement Plan"). Effective October 1, 1999, Reader's Digest adopted The Reader's Digest Association, Inc. Executive Cash Balance Retirement Plan (the "1999 Executive Retirement Plan"). Mr. Ryder participates in the 1992 Executive Retirement Plan and Messrs. Schrier, Gardner and Rich participate in the 1999 Executive Retirement Plan. Benefits under the 1992 Executive Retirement Plan are based on compensation (consisting of salary and bonus) and years of service. Benefits are reduced by benefits payable under the Qualified Retirement Plan, the Excess Benefit Retirement Plan and certain other Reader's Digest-provided retirement benefits. Because of the nature of the interdependency among the 1992 Executive Retirement Plan, the Qualified Retirement Plan and the Excess Benefit Plan, it is not possible to present estimated benefits under the 1992 Executive Retirement Plan in tabular format. Benefits payable under the 1992 Executive Retirement Plan, after the reductions for benefits payable under other plans, are currently estimated at $699,083 for Mr. Ryder. These amounts are based on the assumption that payment under the 1992 Executive Retirement Plan will commence upon retirement at age 65, that the 1992 Executive Retirement Plan will continue in force in its present form and that benefits will be paid in the form of a single life annuity. Benefits under the 1999 Executive Retirement Plan are in the form of an annual contribution to each participant's account each September 30 based on the participant's compensation (consisting of salary and bonus). This contribution is reduced by the annual contributions made to the cash balance accounts of the Qualified Retirement Plan and the Excess Benefit Retirement Plan. One half of the investment growth in the account is based on the return on Reader's Digest Common Stock and one half is tied to investment elections made by the participant. Accrued benefits under the 1999 Executive Retirement Plan are currently estimated at $456,565 for Mr. Schrier, $495,161 for Mr. Gardner and $430,598 for Mr. Rich.


Employment Agreement

         On April 28, 1998, Reader's Digest entered into an employment agreement with Mr. Ryder as Chairman of the Board and Chief Executive Officer of Reader's Digest, which was amended on November 21, 2003 (the "Ryder Agreement"). The Ryder Agreement is subject each year to an automatic extension of one year unless one party notifies the other of its intention to terminate the Ryder Agreement.

         Pursuant to the Ryder Agreement, Mr. Ryder receives an annual base salary of at least $700,000 and the opportunity to earn an annual bonus under Reader's Digest's annual incentive compensation plan. As provided for under the Ryder Agreement, equity awards, such as stock options and restricted stock, are granted to Mr. Ryder at the discretion of the Compensation and Nominating Committee as part of Reader's Digest's annual equity award program. Under the Ryder Agreement, Mr. Ryder is entitled to all of the employee benefits, fringe benefits and perquisites provided by Reader's Digest to other senior executives.

         The Agreement provides that in the event Mr. Ryder's employment is terminated by Reader's Digest without "cause" or by Mr. Ryder with "good reason" (a "Qualifying Termination"), Reader's Digest will pay to Mr. Ryder an amount in cash equal to three times base salary plus two times annual bonus. The latter component of the severance payment must equal the greater of (i) the highest annual bonus paid to Mr. Ryder during the three years preceding his termination and (ii) the originally approved target amount of the highest award under the annual incentive compensation plan outstanding on the date of termination. In the event Mr. Ryder's employment is terminated as the result of his death or "disability," all of his outstanding and unvested stock options and restricted stock become immediately vested. Generally, in the event of a Qualifying Termination, all of his stock options and shares of restricted stock that are unvested as of the date of such termination will continue to vest during the two-year period immediately following the date of termination. If Mr. Ryder retires on or after June 30, 2006 or dies before June 30, 2006, he (or his legal representative) may exercise his outstanding vested stock options until the expiration of their respective stated terms, and his restricted stock, consisting of 85,000 shares granted to Mr. Ryder on July 1, 2003, as well as any designated compensatory grants, will, to the extent then outstanding, immediately vest and their restrictions will lapse. Also, Mr. Ryder will receive payment of his outstanding long term incentive compensation on a prorated basis. If Mr. Ryder's employment is terminated other than by Reader's Digest for cause or by Mr. Ryder without good reason, Mr. Ryder and his beneficiaries will be entitled to continued welfare benefits for a period of two years.

         Under the Ryder Agreement, if Mr. Ryder's employment is terminated on or after age 60 for any reason other than for cause, Reader's Digest must pay Mr. Ryder (or, if the event of termination is his death, his estate) an amount equal to the difference between (x) the monthly retirement benefit Mr. Ryder would accrue (without regard to vesting) under the Qualified Retirement Plan, the Excess Benefit Retirement Plan and the 1992 Executive Retirement Plan, or replacements for those plans, based on his actual service with Reader's Digest plus, if Mr. Ryder's employment is terminated either by Reader's Digest without cause or by him for good reason, two years, and (y) the amount that he (or his beneficiary) actually receives under those plans. Any such amount will be payable at the same time and in the same form as such payments would have been made under the Qualified Retirement Plan, but will not be subject to any requirements of vesting or any forfeitures. In the event Mr. Ryder's employment is terminated prior to age 60 either by Reader's Digest without cause or by Mr. Ryder for good reason, Mr. Ryder will be credited with two additional years of credited service for all purposes (including eligibility and vesting) under the Executive Retirement Plan. If, after taking into consideration the additional credited service, Mr. Ryder is not deemed to have been terminated after the date on which his age plus years of service equals at least 65 (the "Early Retirement Date"), Mr. Ryder (or his beneficiary) will receive a lump sum payment in the amount of the equivalent actuarial value (as determined under the Qualified Retirement Plan) of pension credits that would have been earned under the 1992 Executive Retirement Plan through the end of the two-year severance period. If after taking into consideration the two additional years of credited service, Mr. Ryder is deemed to have been terminated after his Early Retirement Date (and, in fact, was terminated prior to age 60), Mr. Ryder will receive a benefit under the terms of the 1992 Executive Retirement Plan in the form of a life annuity. In the event Mr. Ryder's employment is terminated prior to age 60 for any reason other than by Reader's Digest without cause or by Mr. Ryder for good reason, Mr. Ryder will be entitled to receive benefits under the terms of the Qualified Retirement Plan, the Excess Benefit Retirement Plan and the 1992 Executive Retirement Plan that generally apply to other senior executives.

         The Ryder Agreement also provides that Mr. Ryder will be a participant in the Severance Plan and the Income Continuation Plan described below under "Severance Arrangements" and "Income Continuation Plans." Benefits paid under those plans will be credited against termination benefits payable under the Ryder Agreement.

         Under the terms of our 1994 Key Employee Long Term Incentive Plan and our 2002 Key Employee Long Term Incentive Plan, in the event of a "change in control" of Reader's Digest, all unvested stock options held by Mr. Ryder will become immediately vested and exercisable and all restrictions on shares of restricted stock held by Mr. Ryder will immediately lapse. All of the stock options and restricted stock held by Mr. Ryder as of the record date were granted under the 1994 Key Employee Long Term Incentive Plan or the 2002 Key Employee Long Term Incentive Plan.

Severance Arrangements

         Reader's Digest has entered into an agreement with each of Messrs. Schrier, Gardner, Geltzeiler and Rich that provides generally that, if his employment is terminated by him for "good reason" or by Reader's Digest except for "cause" (as such terms are defined in the agreement), he will be entitled to receive for a severance period of two years from termination (1) bi-weekly severance payments at the rate of his highest annual base salary within 12 months prior to termination plus the higher of the highest annual bonus paid to him within three years prior to termination or his current annual bonus target and (2) benefits equivalent to continued participation in all welfare employee benefit plans. He will also receive a prorated target annual bonus for the year in which termination occurs. Each agreement also provides for the inclusion of the severance period for purposes of credited service and age for determining eligibility under the Qualified Retirement Plan and the Excess Benefit Retirement Plan. Benefits paid under the agreement are in lieu of any other severance or termination benefits except those under the 2001 Income Continuation Plan (described below). If his employment terminates for cause (as defined in the agreement), he will forfeit any benefits under the 1999 Executive Retirement Plan. Each agreement also provides that, if he engages in any detrimental activity (as defined in the agreement) through the one-year period after any payment under the agreement, Reader's Digest may decline to make any payment otherwise due under the agreement and may recover any payment made under the agreement within two years of the detrimental activity.


Income Continuation Plan

         Under The Reader's Digest Association, Inc. 2001 Income Continuation Plan for Senior Management (the "2001 Income Continuation Plan"), each of the eligible members of Reader's Digest senior management, including the Named Executive Officers, whose employment is terminated involuntarily (other than for cause, disability, retirement or death) within 24 months following a change in control of Reader's Digest, or who terminates employment within 120 days following constructive termination and within 24 months following a change in control of Reader's Digest, will be entitled to receive a payment of (a) a prorated annual bonus at the higher of the current year's target bonus or the average of the three highest annual bonuses paid in the preceding five years,
(b) three full years' annual base salary, and (c) three times the higher of the current year's target bonus or the average of the three highest annual bonuses paid in the preceding five years. A participant will also be entitled to certain additional benefits, including (a) three years' extended medical, dental and group life insurance coverage, (b) vesting of the account balance under the Qualified Retirement Plan and the Excess Benefit Retirement Plan and additional payment of the amount of 1.5 times one year's contribution credits to the plan account, (c) for participants under the 1992 Executive Retirement Plan, three years' age and service credit for accrual and eligibility, including eligibility for retiree medical benefits, (d) for participants in the 1999 Executive Retirement Plan, vesting of the entire account balance and additional payment of the amount of 1.5 times one year's contribution credits to the plan account, and
(e) a gross-up payment for any excise tax (including interest and penalties) imposed by Section 4999 of the Internal Revenue Code on any amount subject to
Section 280G(b)(2) of the Internal Revenue Code. A participant receiving benefits under the 2001 Income Continuation Plan will not be entitled to receive benefits under any other Reader's Digest severance or employment plan or agreement, unless the plan or agreement provides otherwise.

         Under the 2001 Income Continuation Plan, stock options, stock appreciation rights, performance units, performance shares, restricted stock and other awards under The Reader's Digest Association, Inc. Key Employee Long Term Incentive Plans also generally become immediately vested upon a change in control.

                  COMPENSATION AND NOMINATING COMMITTEE REPORT


Executive Compensation Philosophy

         Reader's Digest's executive compensation program is designed to offer market competitive compensation opportunities, which are tied to individual, financial and stock performance. The purposes of the program are to:

         |X| Retain and attract high caliber executive talent critical to the success of Reader's Digest.

         |X| Reward executives for improvement in financial performance that leads to increases in the return to stockholders.

         |X| Promote stock ownership to foster commonality of interests between executives and stockholders.

         Reader's Digest is committed to placing a majority of total compensation at risk by linking incentives to stock performance and to the achievement of financial, operational and strategic goals that will ultimately create shareholder value. In addition, the program recognizes and rewards exceptional individual contributions.

         The Compensation and Nominating Committee (the "Committee") believes that it is desirable for executive compensation to be deductible for federal income tax purposes, but only to the extent that achieving deductibility is practicable, consistent with Reader's Digest's overall compensation objectives, and in the best interests of Reader's Digest and its stockholders. Accordingly, the Committee retains the discretion to provide non-deductible compensation.


Executive Compensation Program Components

         The principal components of the executive compensation program are: base salary, annual incentive and long-term incentive compensation. The Committee annually receives information from Reader's Digest and from external compensation consultants on the competitiveness of the level and structure of total executive compensation, specifically as it compares with that of a selected group of peer companies with which Reader's Digest competes for business and for executive talent. These peer companies include but are not limited to those publishing companies reflected in the performance graph appearing elsewhere in this Proxy Statement. Periodically, the Committee meets with an outside consultant to assess the competitiveness of the executive compensation program and its effectiveness in linking pay to company performance and shareholder value creation.

         In response to market trends and in anticipation of stock option expensing requirements, the Committee engaged its executive compensation consultant to work in collaboration with the Committee and management on a comprehensive review of the executive incentive compensation program. One of the principal objectives of the review was to strengthen and further clarify the relationship between executive pay, Reader's Digest's performance and shareholder return. As a result of this review, significant changes will be made to the executive incentive compensation program effective at the beginning of fiscal 2006, including a major reduction in the annual use of shares. These changes are discussed in detail later in this report.

Base Salary

         Base salaries are targeted at the median of competitive market data for comparable positions. Annually, the Committee reviews and approves individual salary adjustments for executive officers and members of senior management. Salary increases are based on a consideration of individual competencies, performance, potential, value-added contributions, changes in responsibility, as well as general movement in external salary levels. The Committee's decisions regarding salary adjustments for executive officers and senior management are consistent with the salary increase guidelines in effect for employees, established each year by Reader's Digest. It is the Committee's belief that base salary increases should not be the primary source of compensation growth for senior executives.

         Following a review of market conditions and taking into account individual performance and impact on business results, in fiscal 2005, the Committee approved base salary adjustments for executive officers and members of senior management. The increases were in line with Reader's Digest's annual salary increase budget and guidelines in effect for all employees, and reflect the Committee's desire to continue to place less emphasis on salary growth and greater emphasis on incentive compensation, particularly long-term incentive compensation,


Annual Bonus

         Annual incentives are designed to reinforce Reader's Digest's risk/reward orientation, and to focus participants on achieving key performance objectives that support the company's business strategy. These awards are intended to deliver competitive compensation for achieving company and business unit financial objectives and individual performance goals that the Committee believes are primary drivers of shareholder value creation over time. Annual bonus targets under the Management Incentive Compensation Plan and the Senior Management Incentive Plan (collectively referred to as the "MIP") are periodically adjusted to position Reader's Digest competitively against peer companies. Annual bonus targets vary by position and level of responsibility. Incentive opportunities under the MIP have both upside potential and downside risk. The upside potential - up to 200% of target - can be attained if performance goals are substantially outperformed. The downside risk is that employees may not receive an annual bonus depending on Reader's Digest's performance, the performance of their units and their individual performance.

         For fiscal 2005, the funding of the annual bonus pool for all participants was based on Reader's Digest's overall financial performance relative to the prior year's results and expectations established by the Committee at the start of the fiscal year. A strong emphasis was placed on improving Reader's Digest's operating income results. The funded pool was allocated to the Business Units based on Reader's Digest's overall performance and an assessment of each Unit's performance in the following areas:

o Financial performance relative to prior year and relative to expectations;

o Results against pre-established strategic goals evidenced by relevant performance metrics specific to each business unit and designed to drive long-term growth in the business.

         Individual awards could range from 0% - 200% of targeted levels and were decided based upon a review of individual performance against annual goals, which include financial, operational and strategic management objectives. Awards were made in the sole discretion of the Committee.

         After reviewing Reader's Digest's performance during fiscal 2005 against the established financial objectives, the Committee approved the funding of the annual bonus pool at the target level provided for under the MIP. The Committee approved individual awards for executive officers and other members of senior management that reflect Reader's Digest's performance, their own unit's performance as well as their own individual accomplishments.


Long-Term Incentives

         Long-term incentives are designed to closely align the long-term interests of executives with those of stockholders. Eligible participants include top management and other senior managers responsible for implementing operational plans designed to achieve Reader's Digest's long-term strategic objectives as approved by the Board of Directors. Individual awards are based on position and level of responsibility, as well as individual performance.

         In fiscal 2005, awards were targeted between median and the top of the third quartile of general industry levels through a combination of vehicles: stock options, restricted stock and, for a limited group of top executives, a multi-year Long Term Incentive Plan (the "LTIP"). The equity program reinforces Reader's Digest's long-term performance orientation by providing participants with the opportunity to share in the value created for stockholders.

         Under the LTIP, participants were awarded performance share equivalents at the beginning of each performance cycle. The number of share equivalents earned is based on the extent to which the performance goals are achieved. The awards are paid in cash based on the stock price at the end of the performance cycle, further strengthening the linkage between executive incentives and stockholder value creation.

         For the 2004-2005 performance period, share equivalents to be earned were based on Reader's Digest's consolidated operating income results, Business Unit operating results and individual contributions towards these results. The threshold required for share equivalents to be earned under the 2004-2005 LTIP was exceeded; the Committee approved the funding of awards between the threshold and target level provided for under the LTIP, and approved individual awards to plan participants that reflect Reader's Digest's results, Business Unit results and individual performance results.

         A new two-year LTIP performance cycle did not commence at the beginning of fiscal 2005 because the incentive compensation program was under review during 2005. At the beginning of fiscal 2006, the Committee approved a new three-year cycle covering fiscal 2005-2007, and awarded performance-based restricted stock units to the former LTIP participants. The number of restricted stock units to be earned at the end of the three-year performance period will be determined by the Committee after certifying the extent to which the cumulative EPS goal for the three-year period is achieved. Actual awards will be paid in cash based on the stock price at the end of the period.


Changes to Annual Bonus and Long-Term Incentives Effective for 2006 and Beyond

         Following a comprehensive review of Reader's Digest's executive incentive compensation program, including a competitive review of executive pay levels and prevalent pay practices and trends, the Committee approved for 2006 a redesigned executive incentive program affecting annual and long-term incentives for top management and other senior managers. The intent of the redesign is to strengthen and clarify the relationship between executive pay, Business Unit performance, consolidated Reader's Digest performance, and shareholder value creation, as well as to significantly reduce annual share usage.

         Annual incentive awards will continue to be delivered through the MIP. Beginning in 2006, the funding of the major portion of each Business Unit's bonus pool will be determined using a formulaic approach that will take into account a combination of Reader's Digest's consolidated Operating Income results and Business Unit Operating Income results, with the majority of the Unit's pool being based on Business Unit performance. Each Staff Function's bonus pool will also be based on a combination of Reader's Digest's consolidated Operating Income results and such Staff Function's performance, with the majority of each Staff Function's pool being based on Reader's Digest's results. The primary objective of the changes is to have greater line-of-sight in the annual bonus plan, particularly at the Business Unit level.

         In response to market trends, in recognition of the annual expense associated with equity-based compensation and in order to reduce annual share usage, the following changes to the long-term incentive program will be made beginning in 2006:

- The population eligible for long-term incentives will be greatly reduced and limited to senior management levels responsible for developing and implementing Reader's Digest's strategic and operating plans. The Committee believes that the executives at this level have the greatest opportunity to influence stock price performance over time.

- For executive officers and other members of senior management, the target value of the long-term incentive opportunity will be positioned closer to market median; for all other eligible executives, the competitive position will remain at market median.

- Time-based restricted stock will no longer be used as a core element to deliver long-term incentive compensation. However, restricted stock will be used on a very limited and discretionary basis at the managerial level, solely for the purposes of retaining and motivating selected top talent.

- Stock options will remain an essential component of the long-term incentive program for top management and other senior executives in order to align their interests with shareholders' interests. Stock options will no longer be used as an incentive vehicle further down in the organization.

- Performance shares with a two-year performance period will no longer be offered. Instead performance-based Restricted Stock Units (RSU's) will be awarded to top management and other senior managers responsible for implementing operational plans designed to achieve Reader's Digest's long-term strategic objectives. Participants will be awarded RSU's, each of which represents the right to receive the cash value of one share of Reader's Digest Common Stock (as determined under the plan) at the end of a three-year performance period. The number of RSU's that will vest at the end of the performance period will be based on the extent to which pre-determined performance goals are achieved, maintaining a strong link between executive incentives and shareholder value creation.


Fiscal 2005 Chief Executive Officer Compensation

         The compensation of Reader's Digest's Chief Executive Officer is based on the same factors as compensation for other executive officers. In setting the Chief Executive Officer's target annual compensation opportunity, the Committee seeks to be competitive with chief executive officer compensation in peer companies, and to place a majority of the Chief Executive Officer's compensation at risk by linking pay to the achievement of Reader's Digest's annual and long-term financial and operating goals and Reader's Digest stock price performance.

         The Committee's decisions about Mr. Ryder's compensation were made in accordance with Reader's Digest's executive compensation program and philosophy.

         Consistent with the Reader's Digest's 2005 salary increase guidelines for employees, Mr. Ryder's base salary of $780,000 was increased to $800,000.

         After the close of the fiscal year, the Committee reviewed Reader's Digest's financial results against prior year's results and against the expectations established for the fiscal year. The Committee determined that Mr. Ryder would receive an annual bonus for 2005 performance at the target level provided for his position and consistent with the overall incentive pool funding percentage under the MIP. In addition, the Committee approved the payment of a 2004-2005 LTIP award between the threshold and target level provided for under the plan, consistent with the funding of awards for other LTIP participants.

         The Committee approved the grant of 200,000 stock options and 65,000 restricted shares for fiscal 2005, made at the time of Reader's Digest's regular annual grant. These awards are consistent with the target award guidelines in place for participants. No performance share award opportunity was established for the multi-year performance period commencing with fiscal 2005 in light of the redesign of the long-term incentive program that was underway during 2005.


                                THE COMPENSATION AND NOMINATING COMMITTEE:


                                James E. Preston, Chairman
                                Walter Isaacson
                                William E. Mayer
                                William J. White

                                PERFORMANCE GRAPH


     The following graph compares the total return to stockholders (stock price plus reinvested dividends) on a $100 investment in each of the following:
Reader's Digest Common Stock, the S & P 500 Stock Index and a Custom Peer Group from June 30, 2000 to June 30, 2005. The Custom Peer Group is comprised of the following companies: American Greetings Corp., Dow Jones & Co., Inc., Gemstar-TV Guide International, Inc., Martha Stewart Living Omnimedia, Inc., McGraw-Hill, Inc., Meredith Corp., PRIMEDIA, Inc., and Scholastic Corp. Reader's Digest uses the Custom Peer Group because we believe these publishing companies provide the best basis for performance comparison for Reader's Digest.


                      Comparison of Cumulative Total Return
        The Reader's Digest Association vs. S&P 500 and Custom Peer Group


[GRAPHIC OMITTED][GRAPHIC OMITTED]



                                                  June 30,   June 30,    June 30,   June 30,   June 30,    June 30,
                                                    2000       2001        2002       2003       2004        2005
                                                    ----       ----        ----       ----       ----        ----

  The Reader's Digest Association, Inc............ 100.00       72.76      47.85       35.34      42.54      44.74
  S & P 500....................................... 100.00       85.18      69.87       70.04      83.42      88.69
  Custom Peer Group............................... 100.00       86.76      48.07       49.64      58.09      63.16


               SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS

         Pursuant to Securities and Exchange Commission rules and Reader's Digest's By-Laws, proposals of and Director nominations by stockholders intended to be submitted at the 2006 Annual Meeting of Stockholders must be received by the Corporate Secretary of Reader's Digest at its principal executive offices on or before June 9, 2006 to be eligible for inclusion in Reader's Digest's notice of meeting, proxy statement and accompanying proxy card for that meeting.

         Reader's Digest's By-Laws (as they may be in effect from time to time) specify procedures for such Director nominations or other business to be brought before an annual meeting of stockholders. The business must be a proper matter for stockholder action. A stockholder must give written notice to the Corporate Secretary of Reader's Digest at our principal executive offices not later than the close of business on the 60th day or earlier than the close of business on the 90th day before the first anniversary of the preceding year's annual meeting. If, however, the date of the current year's annual meeting is more than 30 days before or more than 60 days after that anniversary date, the notice must be delivered not earlier than the close of business on the 90th day prior to the current year's annual meeting and not later than the close of business on the later of the 60th day prior to the current year's annual meeting or the 10th day following the day on which Reader's Digest publicly announces the date of the current year's annual meeting.

         The notice must state (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to that person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and the rules under that Act (including each person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in that business of the stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of the stockholder, as they appear on Reader's Digest's books, and of the beneficial owner and (2) the class and number of shares of Reader's Digest that are owned beneficially and of record by the stockholder and the beneficial owner. The public announcement of an adjournment of an annual meeting will not commence a new time period for giving notice.

         Notwithstanding the foregoing, if the number of directors to be elected to our Board of Directors is increased and there is no public announcement (as defined in the By-Laws) by Reader's Digest naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice will also be considered timely, but only with respect to nominees for any new positions created by the increase, if it is delivered to the Corporate Secretary of Reader's Digest at our principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by Reader's Digest.

         Only persons who are nominated in accordance with the foregoing procedures as specified in the By-Laws will be eligible to serve as directors and business shall be conducted at a meeting of stockholders only if it has been brought before the meeting in accordance with the foregoing procedures as specified in the By-Laws. Except as otherwise provided by law, our Certificate of Incorporation or the By-Laws, the Chairman of a meeting has the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in the By-Laws and, if any proposed nomination or business is not in compliance with the By-Laws, to declare that such defective proposal or nomination will be disregarded. A stockholder must also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations under that Act with respect to the matters set forth in the By-Laws.



                                  MISCELLANEOUS

         The Board of Directors is not aware at the date hereof of any matter proposed to be presented at the Meeting other than the proposal contained in this Proxy Statement. If any other matter is properly presented, the persons named in the accompanying proxy card will have discretionary authority to vote on any such matter according to their best judgment.

         We make available free of charge on our website, http://www.rd.com/corporate, our annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, and all amendments to those reports, as soon as reasonably practicable after those documents are electronically filed with or furnished to the Securities and Exchange Commission. A copy of Reader's Digest's 2005 annual report on Form 10-K filed with the Commission (without exhibits) will be made available to stockholders without charge upon request to the Vice President, Investor Relations, The Reader's Digest Association, Inc., Pleasantville, NY 10570-7000. This report is also available to the public at the Commission's website at http://www.sec.gov.

         Reader's Digest's 2005 Annual Report to Stockholders is being mailed to stockholders separately. It is not to be deemed a part of the proxy solicitation material and is not incorporated herein by reference. Information referred to in this Proxy Statement as being available on our website is not a part of this Proxy Statement or incorporated by reference into any filings that we make with the Commission.

PROPOSAL NO. 2--APPROVAL OF THE READER'S DIGEST ASSOCIATION, INC. 2005 KEY EMPLOYEE LONG TERM INCENTIVE PLAN

         Reader's Digest's Compensation and Nominating Committee (the "Committee") recently approved for fiscal 2006 and beyond, a new long-term incentive program for top management and other senior managers. This new program is the culmination of a comprehensive competitive review that was conducted by the Committee's executive compensation consultant working in collaboration with the Committee and management. The details of the program changes that resulted from this review are outlined under the caption "Compensation and Nominating Committee Report--Changes to Annual Bonus and Long-Term Incentives Effective for 2006 and Beyond," appearing elsewhere in this Proxy Statement.

         The objectives of the new long-term incentive program are to strengthen and clarify the relationship between executive pay, consolidated Reader's Digest performance, and shareholder value creation, and to significantly reduce annual share usage. Annual eligibility for long-term incentives is greatly reduced from prior years and limited to about 75 top executives responsible for developing and implementing Reader's Digest's strategic and operating plans that ultimately contribute most to shareholder value. It is the Committee's belief that the executives at this level have the greatest opportunity to influence stock price performance over time. Under the new program, a significant portion of their compensation will be based on the performance of Reader's Digest's Common Stock through annual grants of Stock Options and Performance-Based Restricted Stock Units (to be paid out in cash based upon the achievement of a three-year cumulative earnings per share growth goal). In addition, annual awards of time-based Restricted Stock will be used on a discretionary and very selective basis to reward and retain key employees below the senior management level who are considered critical to the attainment of Reader's Digest's long-term business objectives. In isolated cases, Restricted Stock may be used for senior management.

         Given the new construct of the program, Reader's Digest anticipates using approximately a total of 1,500,000 shares annually (counting each share equally), of which only approximately 250,000 shares would be granted as discretionary Restricted Stock. This is in line with the Committee's intent to limit annual share usage for incentive compensation purposes to 1.5% of Reader's Digest Common Stock outstanding, except in instances where equity is granted in connection with unforeseen events (e.g., acquisitions, restructuring, etc.).

         Further, to address potential shareholder concerns, Reader's Digest intends to keep average annual awards of Stock Options and Restricted Stock for the next three fiscal years (2006-2008) below the greater of (i) the current mean of the Standard & Poor's Global Industry Classification Standards Peer Group pertinent to Reader's Digest (currently, the Media Group) or (ii) 2% of Reader's Digest Common Stock outstanding. For purposes of calculating the number of shares granted in a year, stock awards will count as equivalent to (i) one and one half option shares if Reader's Digest's annual stock price volatility is 53% or higher, (ii) two option shares if Reader's Digest's annual stock price volatility is between 25% and 52%, or (iii) four option shares if Reader's Digest's annual stock price volatility is less than 25%.

         Given the redesign of the long-term incentive compensation program, in August 2005, the Committee and the Board of Directors approved and adopted The Reader's Digest Association, Inc. 2005 Key Employee Long Term Incentive Plan (the "2005 Long Term Incentive Plan"), subject to stockholder approval. A copy of the 2005 Long Term Incentive Plan is included at the end of this Proposal as Appendix 3. Any capitalized terms in this proposal that are not otherwise defined have the meaning set forth in the 2005 Long Term Incentive Plan. The Committee and the Board reserved 2,900,000 shares of Reader's Digest Common Stock for issuance under the 2005 Long Term Incentive Plan, plus the number of shares authorized for issuance under The Reader's Digest Association, Inc. 2002 Key Employee Long Term Incentive Plan (the "Prior Plan") but not previously issued or subject to any outstanding award on the Effective Date of the 2005 Long Term Incentive Plan. The 2,900,000 shares would cover grants to be made in fiscal 2007 and 2008.

         The purpose of the 2005 Long Term Incentive Plan is to enable Reader's Digest to offer key employees of Reader's Digest and its Designated Subsidiaries performance-based stock and cash incentives and other equity interests in Reader's Digest and other incentive awards, thereby attracting, retaining and rewarding such key employees, and strengthening the mutuality of interests between key employees and Reader's Digest's stockholders. This proposal is being submitted to stockholders by the Board of Directors of Reader's Digest. Any grants of Awards under the 2005 Long Term Incentive Plan prior to stockholder approval will be effective when made (unless otherwise specified by the Committee at the time of grant), but will be conditioned on, and subject to, stockholder approval of the Plan.

Stockholder Protection and Corporate Governance Practices

         The 2005 Long Term Incentive Plan contains a number of features that the Board of Directors believes are consistent with stockholder protection and sound corporate governance practices.

         Limitation on Shares Issued Other Than for Stock Options and SARs. The 2005 Long Term Incentive Plan provides that no more than 750,000 shares of Reader's Digest Common Stock reserved for issuance under the 2005 Long Term Incentive Plan, plus 190,350 shares remaining authorized for such purpose under the Prior Plan, may be issued with respect to Awards other than Stock Options and Non-Tandem Stock Appreciation Rights.

         No Discount Stock Options. The 2005 Long Term Incentive Plan prohibits the grant of a Stock Option with an exercise price of less than the fair market value of Reader's Digest Common Stock on the date the Stock Option is granted.

         No Stock Option Repricings. The 2005 Long Term Incentive Plan prohibits the repricing of Stock Options without the approval of stockholders entitled to vote. This provision applies to both direct repricings - lowering the exercise price of a Stock Option - and indirect repricings - canceling an outstanding Stock Option and granting a replacement Stock Option with a lower exercise price.

         No Liberal Share Counting Provisions. Shares tendered to pay the Option exercise price, shares reserved in excess of the number issued on exercise of a Stock Appreciation Right, and shares withheld to satisfy tax withholding are not available for reissuance.

         Minimum Restricted Stock and Restricted Stock Unit Vesting Schedule. Except in the case of grants to new employees, the Restriction Period over which service-based Restricted Stock and Restricted Stock Unit Awards vest may not be less than three years and the Restriction Period over which performance-based Restricted Stock and Restricted Stock Unit Awards vest may not be less than one year.

         No Evergreen Provision. The 2005 Long Term Incentive Plan does not contain an "evergreen provision:" i.e., there is no automatic provision to replenish the number of shares of Reader's Digest Common Stock reserved for issuance under the 2005 Long Term Incentive Plan based on the number or percentage of shares of capital stock of Reader's Digest outstanding.

         Other Features. The 2005 Long Term Incentive Plan is governed by a Committee consisting of "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code, who are also "independent," as described in more detail under "Administration; Amendment and Termination" below. In addition, non-employee Directors do not receive any discretionary awards of Reader's Digest Common Stock, as described in "Compensation of Directors" above. The 2005 Long Term Incentive Plan also does not provide for the automatic grant of a reload or restoration Stock Option.

Types of Awards

         Awards under the 2005 Long Term Incentive Plan ("Awards") may consist of Stock Options (which may be Non-Qualified Stock Options or Incentive Stock Options), Stock Appreciation Rights (which may be Tandem Stock Appreciation Rights or Non-Tandem Stock Appreciation Rights), Restricted Stock (including performance-based Restricted Stock), Restricted Stock Units (including performance-based Restricted Stock Units), Performance Shares, Performance Units and Other Stock-Based Awards. No Awards may be made under the 2005 Long Term Incentive Plan after August 11, 2015.

Administration; Amendment and Termination

         The 2005 Long Term Incentive Plan is administered and interpreted by a committee of Reader's Digest's Directors (the "Committee"), which is currently Reader's Digest's Compensation and Nominating Committee. The members of the Committee are "independent" as defined by applicable New York Stock Exchange and Securities and Exchange Commission rules. The Committee consists of two or more "nonemployee directors" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 and two or more "outside directors" within the meaning of
Section 162(m) of the Internal Revenue Code with respect to Awards intended to qualify under those rules and regulations. The Committee's broad powers include authority, within the limitations provided in the 2005 Long Term Incentive Plan, to select the eligible employees to receive Awards, to determine the type, amount and terms and conditions of Awards, to determine the circumstances under which Awards are to operate with other awards, to determine the form of consideration for settlement of the Awards, and to determine whether Awards may be deferred. The Committee may delegate to one or more Executive Officers the authority to make Awards to participants who are not Executive Officers and to cancel Awards that have not been delivered to participants, provided that the Committee fixes the maximum aggregate and individual amounts of such Awards that the delegates can make. The Committee may construe and interpret and correct defects, omissions and inconsistencies in the 2005 Long Term Incentive Plan and agreements relating thereto.

         Subject to the express terms of the 2005 Long Term Incentive Plan, the Committee has discretion as to the specific terms and conditions of each Award, including, but not limited to, the effect thereon of the death, disability, retirement or other termination of employment of the participant.

         The Board of Directors may at any time and from time to time amend, suspend or terminate the 2005 Long Term Incentive Plan in whole or in part, provided, however, that, unless in connection with compliance with a legal or regulatory requirement (including Section 409A of the Internal Revenue Code), no amendment may impair the rights of a participant with respect to outstanding Awards without the participant's consent. Moreover, without the approval of the stockholders, no amendment may be made that would (i) increase the aggregate number of shares of Reader's Digest Common Stock that may be issued or the percentage that can be issued with respect to other than Stock Options and Non-Tandem Stock Appreciation Rights, (ii) change the definition of eligible employees, (iii) decrease the option price of any Stock Option to less than 100% of the fair market value on the date of grant, (iv) reduce the option price of an outstanding Stock Option, either by lowering the option price or by canceling an outstanding Stock Option and granting a replacement Stock Option with a lower exercise price, or (v) extend the maximum option period under the 2005 Long Term Incentive Plan. Subject to the "Change in Control" provisions described below, in the event of a merger transaction or other similar transaction, outstanding Awards will be treated as provided for in the agreement entered into in connection with the transaction or, if not so provided, each participant will receive the same number and kind of stock, securities, cash or other property or consideration that each holder of a share of capital stock of Reader's Digest was entitled to receive in the transaction.

         Subject to any limitations in the 2005 Long Term Incentive Plan regarding the aggregate and individual maximum numbers of shares that may be granted, in order to conform with local laws, compensation practices and policies outside the United States, the Committee may establish subplans and modify terms and conditions of Awards for non-U.S. employees.

Eligibility

         The population eligible for long-term incentive awards as part of their annual total compensation is limited to executive officers and senior managers responsible for developing and implementing the strategic and operating plans of the Company. This senior management group represents approximately 75 executives. In addition, discretionary long-term incentive awards are made each year to a limited group of key employees expressly for the purpose of motivating and retaining critical talent necessary to ensure the achievement of the Company's long-term business objectives. Approximately 700 employees are eligible to receive a discretionary award; in fiscal 2006, a total of 88 employees received these discretionary awards. All future long-term incentive awards will be made under the 2005 Long Term Incentive Plan.

Shares Reserved

         The maximum number of shares that may be issued under the 2005 Long Term Incentive Plan or with respect to which Non-Tandem Stock Appreciation Rights may be granted is 2,900,000 shares of Reader's Digest Common Stock, plus the 566,790 shares authorized for issuance under Prior Plan but not previously issued or subject to any outstanding award on the Effective Date of the 2005 Long Term Incentive Plan, subject to adjustment upon a change in capitalization, described below. Upon approval of the 2005 Long Term Incentive Plan by our stockholders, the shares remaining available for grant under the Prior Plan will be available to make grants of all types of Awards under the 2005 Long Term Incentive Plan and no new grants will be made under the Prior Plan. Shares of Reader's Digest Common Stock covered by expired, terminated, canceled, forfeited or settled Awards or portions of Awards become again available for issuance under the 2005 Long Term Incentive Plan (except shares tendered to pay the Option exercise price, shares reserved in excess of the number issued on exercise of a Stock Appreciation Right and shares withheld to satisfy tax withholding). Shares relating to Awards from the original reserve under the 2005 Long Term Incentive Plan that become again available for issuance may be used for any type of Award; shares relating to Awards from the original reserve under the Prior Plan may be used only for corresponding or substantially similar Awards under the 2005 Long Term Incentive Plan. No more than 750,000 shares of Reader's Digest Common Stock issuable under the 2005 Long Term Incentive Plan may be issued with respect to Awards other than Stock Options or Non-Tandem Stock Appreciation Rights, plus the 190,350 shares remaining authorized for such purpose under the Prior Plan. No Awards have been granted under the 2005 Long Term Incentive Plan.

         The aggregate number and kind of shares that may be issued under the 2005 Long Term Incentive Plan or granted to an eligible employee in any fiscal year, the number and kind of shares subject to Awards under the 2005 Long Term Incentive Plan and the exercise or purchase price thereof, and the performance goals are subject to appropriate adjustment in the event of certain changes in the capital stock of Reader's Digest, including stock dividends and splits, recapitalizations, reorganizations, mergers, consolidations, split-ups, spin-offs, combinations or exchanges of shares, and certain distributions, reclassifications and issuances of warrants, options or rights offerings.

Stock Options and Stock Appreciation Rights

         Stock Options may be Incentive Stock Options, which are intended to qualify under Section 422 of the Internal Revenue Code, or Non-Qualified Stock Options, which are not intended to so qualify. The exercise price of a Non-Qualified Stock Option or an Incentive Stock Option may not be less than 100% of the fair market value of the Reader's Digest Common Stock at grant and its term may not exceed 10 years from the date of grant. So long as the Reader's Digest Common Stock remains listed on the New York Stock Exchange, "fair market value" is the mean between the high and low sales prices on the New York Stock Exchange on the applicable date. Unless determined by the Committee at grant, no Stock Option may be exercised prior to the first anniversary of the date of grant. The 2005 Long Term Incentive Plan does not provide for automatic reload or restoration Stock Options.

         A Stock Appreciation Right is the right to receive the difference, either in cash or in Reader's Digest Common Stock, between the fair market value of a share of Reader's Digest Common Stock as of the date of exercise and as of the date of award. Tandem Stock Appreciation Rights are granted in conjunction with all or part of a Stock Option and Non-Tandem Stock Appreciation Rights are granted without reference to all or part of a Stock Option.

         Generally, the term and exercisability of a Tandem Stock Appreciation Right are the same as the related Stock Option, and the Tandem Stock Appreciation Right may be exercised only by surrendering the applicable portion of the related Stock Option. The term and exercisability of a Non-Tandem Stock Appreciation Right are determined by the Committee, but the term shall not exceed 10 years and one day from the date of grant.

         The Committee may provide for Stock Options and Stock Appreciation Rights to be exercisable in installments. Unless otherwise determined by the Committee, no Stock Option or Stock Appreciation Right may be transferred by the recipient otherwise than by will or the laws of descent and distribution. A Stock Option agreement may provide that the Stock Option be settled upon exercise by the delivery of Performance Shares or Restricted Stock valued at fair market value.

         No employee may be granted either Stock Options or Non-Tandem Stock Appreciation Rights, or both, with respect to a total of more than 1,000,000 shares of Reader's Digest Common Stock during any fiscal year of Reader's Digest.

Restricted Stock and Restricted Stock Units

         Restricted Stock are shares of Reader's Digest Common Stock awarded subject to such transferability restrictions and other terms and conditions as the Committee may determine, including purchase price (if any), restriction period, vesting schedule (including whether restrictions lapse upon termination of employment) and requirement of attainment of performance goals. The Committee may, in its discretion, provide for the lapse, acceleration or waiver of any restrictions, in whole or in part. The participant has all the rights of a stockholder with respect to the shares of Restricted Stock, including, if specified by the Committee, the right to receive dividends.

         Each Restricted Stock Unit is the right to receive on the vesting date one share of Reader's Digest Common Stock or the equivalent cash value (as determined by the Committee). Restricted Stock Units also may be subject to such restrictions and other terms and conditions as the Committee may determine.

         Restricted Stock and Restricted Stock Units intended to meet the requirements of Section 162(m) of the Internal Revenue Code are referred to as Performance-Based Restricted Stock and Performance-Based Restricted Stock Units, respectively, and will have the material terms described below under "Performance-Based Compensation." In addition, no employee may be granted more than 750,000 shares of Performance-Based Restricted Stock or 1,500,000 Restricted Stock Units with respect to any Performance Period of one to five years (determined by the Committee). Unless otherwise provided by the Committee with respect to Performance-Based Restricted Stock and Performance-Based Restricted Stock Units, two or more Performance Periods may overlap, but no two Performance Periods may consist entirely of the same period.

         Except in the case of grants to new employees, the Restriction Period on service-based Restricted Stock and Restricted Stock Unit Awards may not be less than three years and the Restriction Period on performance-based Restricted Stock and Restricted Stock Unit Awards may not be less than one year, which, in each case may include pro rata vesting over the Restriction Period.

Performance Units and Performance Shares

         A Performance Unit is the right to receive a fixed dollar amount in cash or Reader's Digest Common Stock based on the attainment at the end of a Performance Cycle (determined by the Committee) of such performance goals or based on other factors or criteria as the Committee determines. A Performance Share is the right to receive Reader's Digest Common Stock or cash of an equivalent value at the end of a specified Performance Period (determined by the Committee), based on the attainment during the Performance Period of such performance goals or based on other factors or criteria as the Committee determines. Unless otherwise determined by the Committee, a participant is not entitled to receive dividends on the Reader's Digest Common Stock covered by a Performance Share Award.

         Generally, neither Performance Units nor Performance Shares may be transferred by the participant. At the end of the Performance Cycle or Performance Period, the Committee determines the extent to which any pertinent performance goals have been achieved and the percentage of Performance Units or number of Performance Shares that have vested. The Committee may, in its discretion, provide for accelerated vesting of Performance Units and Performance Shares.

         Performance Units and Performance Shares intended to meet the requirements of Section 162(m) of the Internal Revenue Code will have the material terms described below under "Performance-Based Compensation." In addition, no employee may receive a Performance Unit Award intended to qualify under Section 162(m) of the Internal Revenue Code that exceeds $3,000,000 multiplied by the number of years in the Performance Cycle and no employee may be granted more than 1,500,000 Performance Shares intended to qualify under
Section 162(m) of the Internal Revenue Code. The Performance Cycle for Performance Units and the Performance Period for Performance shares may be from one to five years, as determined by the Committee. Unless otherwise provided by the Committee with respect to Performance Units or Performance Shares intended to qualify under Section 162(m) of the Internal Revenue Code, two or more Performance Cycles or Performance Periods, as applicable, may overlap, but no two Performance Cycles or Performance Periods, as applicable, may consist entirely of the same period.

Performance-Based Compensation

         Senior officers, senior management and key employees of Reader's Digest and its Designated Subsidiaries are eligible to receive Awards of Performance-Based Restricted Stock, Performance-Based Restricted Stock Units, Performance Shares and Performance Units intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code ("Performance-Based Compensation").

         The performance goals applicable to Performance-Based Restricted Stock, Performance-Based Restricted Stock Units and Performance Shares and Performance Units intended to qualify as Performance-Based Compensation, will be based on any one or more of the following business criteria relating to Reader's Digest or any subsidiary, division or other unit of Reader's Digest: (i) revenue, (ii) net income, (iii) net income per share, (iv) operating income, (v) earnings per share, (vi) cash flow, (vii) earnings before interest and taxes (EBIT) or, earnings before interest, taxes, depreciation and amortization (EBITDA), (viii) total stockholder return, (ix) total stockholder return relative to peers, (x) financial returns (including, without limitation, return on assets, return on equity and return on investment), (xi) cost reduction targets, (xii) customer satisfaction, (xiii) customer growth or (xiv) employee satisfaction.

         Except to the extent that the treatment of the Performance-Based Restricted Stock, Performance-Based Restricted Stock Units, Performance Shares or Performance Units as Performance-Based Compensation would be adversely affected, at the time of grant of such Awards, the Committee may provide for the manner in which performance will be measured against the performance goals (or may adjust the performance goals) to reflect losses from discontinued operations, special, extraordinary, unusual or nonrecurring gains and losses or charges, non-cash charges, the cumulative effect of accounting changes, acquisitions or divestitures, core process redesigns, structural changes/outsourcing, foreign exchange impacts, the impact of specified corporate transactions, accounting or tax law changes and other special, extraordinary, unusual or nonrecurring events.

         The performance goals with respect to a Restriction Period, Performance Cycle or Performance Period (as applicable) shall be established by the Committee by the earlier of (x) the date on which a quarter of the period or cycle has elapsed or (y) the date which is 90 days after the commencement of the period or cycle, and in any event while the performance relating to the performance goals remains substantially uncertain.

         Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Award of Performance-Based Restricted Stock, Performance-Based Restricted Stock Units, Performance Shares or Performance Units that is intended to constitute Performance-Based Compensation made to a Participant who is subject to Section 162(m) of the Internal Revenue Code, the Committee shall certify in writing that the applicable performance goals have been satisfied to the extent necessary for the Award to qualify as Performance-Based Compensation. A Participant's Award of Performance-Based Restricted Stock, Performance-Based Restricted Stock Units, Performance Shares or Performance Units that is intended to qualify as Performance-Based Compensation may be reduced at any time prior to payment. The Committee is precluded from exercising any discretion with respect to Awards of Performance-Based Restricted Stock, Performance-Based Restricted Stock Units, Performance Shares or Performance Units that are intended to qualify as Performance-Based Compensation to increase the amount of compensation payable that would otherwise be due upon attainment of the performance goal.

Other Stock-Based Awards and Exchanges

         Other Awards of Reader's Digest Common Stock and other Awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Reader's Digest Common Stock may be granted under the 2005 Long Term Incentive Plan subject to such terms and conditions, including price, dividend entitlement, vesting and transferability, as the Committee determines. In addition, the Committee may, in its discretion, permit a participant to elect to receive an Award under the 2005 Long Term Incentive Plan in lieu of any other compensation from Reader's Digest.

Deferral Election

         A participant may, at the discretion of the Committee, elect to have the payment or a portion of each Award deferred in accordance with Reader's Digest's Deferred Compensation Plan as in effect from time to time, or a successor or equivalent plan. Under the Deferred Compensation Plan currently, deferred compensation is credited to an unfunded account for each participant, on which interest accrues at a rate determined by the Committee. For the second calendar quarter of 2005, the quarterly interest credit was 1.5625 percent.

Change in Control

         Generally, in the event of a Change in Control of Reader's Digest, unless otherwise provided by the Committee upon grant of an Award, all outstanding Stock Options and Stock Appreciation Rights become fully vested and immediately exercisable in their entirety and remain outstanding in accordance with their terms and all Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares become vested as if the applicable Restriction Period, Performance Cycle or Performance Period had ended upon the Change in Control, and the determination that any specified performance goals or targets had been achieved had been made at such time. For purposes of the 2005 Long Term Incentive Plan, a Change in Control generally includes: an acquisition of beneficial ownership of 20% or more of the outstanding Reader's Digest Common Stock other than by us, our subsidiaries or our employee benefit plans; a change in the majority of our Board of Directors as a result of an actual or threatened proxy contest or consent solicitation; a merger, consolidation or similar transaction (including a disposition of substantially all assets), where our stockholders immediately prior to the transaction do not beneficially own more than 50% of the voting securities of the surviving entity immediately after the transaction; and stockholder approval of a complete liquidation or dissolution of Reader's Digest.

U.S. Federal Income Tax Consequences

         The following summary describes the U.S. federal income tax consequences of the 2005 Long Term Incentive Plan.

         Stock Options. No income will be recognized by the holder and Reader's Digest will not be entitled to a deduction at the time of grant of either a Non-Qualified Stock Option or an Incentive Stock Option.

         On exercise of a Non-Qualified Stock Option, the amount by which the fair market value of the Reader's Digest Common Stock on the date of exercise exceeds the option exercise price will be taxable to the holder as ordinary income and, subject to satisfying applicable withholding requirements and any deduction limitation under Section 162(m), deductible by Reader's Digest. The subsequent disposition of shares acquired upon exercise of a Non-Qualified Stock Option will ordinarily result in capital gain or loss to the holder.

         On exercise of an Incentive Stock Option, the holder will not recognize any income and Reader's Digest will not be entitled to a deduction. However, for purposes of the alternative minimum tax, the exercise of an Incentive Stock Option will be treated as an exercise of a Non-Qualified Stock Option. Accordingly, the exercise of an Incentive Stock Option may result in an alternative minimum tax liability.

         The disposition of shares acquired upon exercise of an Incentive Stock Option will ordinarily result in capital gain or loss. However, if the holder disposes of shares acquired upon exercise of an Incentive Stock Option within two years after the date of grant or one year after the date of exercise (a "disqualifying disposition"), the holder will recognize ordinary income, in the amount of the excess of the fair market value of the shares of Reader's Digest Common Stock on the date the option was exercised over the option exercise price (or, in certain circumstances, the gain on sale, if less). Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise of the Option will generally be capital gain. Subject to any deduction limitation under Section 162(m), Reader's Digest will be entitled to a deduction equal to the amount of ordinary income recognized by a holder.

         If an Option is exercised through the use of Reader's Digest Common Stock previously owned by the holder, such exercise generally will not be considered a taxable disposition of the previously owned shares and thus no gain or loss will be recognized with respect to such shares upon such exercise. However, if the option is an Incentive Stock Option, and the previously owned shares were acquired on the exercise of an Incentive Stock Option or other tax-qualified stock option (such as shares received under Reader's Digest's Employee Stock Purchase Plan), and the holding period requirement for those shares is not satisfied at the time they are used to exercise the Option, such use will constitute a disqualifying disposition of the previously owned shares resulting in the recognition of ordinary income (but, under proposed Treasury Regulations, not any additional capital gain) in the amount described above.

         Stock Appreciation Rights. The amount of any cash (or the fair market value of any Reader's Digest Common Stock) received upon the exercise of a stock appreciation right under the 2005 Long Term Incentive Plan will be includible in the employee's ordinary income and, subject to any deduction limitation under
Section 162(m), deductible by Reader's Digest.

         Restricted Stock. Under Section 83(b) of the Internal Revenue Code, an employee may elect to include in ordinary income, as compensation at the time Restricted Stock is first issued, the excess of the fair market value of such shares at the time of issuance over the amount paid, if any, by the employee for such shares and, subject to any deduction limitation under Section 162(m), Reader's Digest will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the employee. Unless a Section 83(b) election is made, no taxable income will generally be recognized by the recipient of a Restricted Stock award until such shares are no longer subject to the restrictions and the risk of forfeiture. Absent a Section 83(b) election, when either the restrictions or the risk of forfeiture lapses, the employee will recognize ordinary income and, subject to any deduction limitation under Section 162(m), Reader's Digest will be entitled to a deduction in an amount equal to the excess of the fair market value of the Reader's Digest Common Stock on the date of lapse over the amount paid, if any, by the employee for such shares. Absent a Section 83(b) election, any cash dividends or other distributions paid with respect to the Restricted Stock prior to the lapse of the restrictions or risk of forfeiture will be included in the employee's ordinary income as compensation at the time of receipt.

         Restricted Stock Units. The amount of any cash (or the fair market value of any Reader's Digest Common Stock ) received when the restrictions and risk of forfeiture on a Restricted Stock Unit lapses will be includible in the employee's ordinary income and, subject to any deduction limitation under
Section 162(m), deductible by Reader's Digest.

         Performance Shares and Performance Units. Generally, an employee will not recognize any taxable income and Reader's Digest will not be entitled to a deduction upon the award of Performance Shares or Performance Units. At the time the employee receives the distribution in respect of the Performance Shares or the Performance Units, the fair market value of shares of Reader's Digest Common Stock or the amount of any cash received in payment for such Awards generally is taxable to the employee as ordinary income and, subject to any deduction limitation under Section 162(m), deductible by Reader's Digest.

         Section 162(m). Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly held corporation, such as Reader's Digest, for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the corporation on the last day of the taxable year, but does not disallow a deduction for Performance-Based Compensation the material terms of which are disclosed to and approved by stockholders. Reader's Digest has structured and intends to implement the 2005 Long Term Incentive Plan so that specified compensation resulting therefrom would be Performance-Based Compensation. To allow Reader's Digest to so qualify such compensation, Reader's Digest is seeking stockholder approval of the 2005 Long Term Incentive Plan and the material terms of the performance goals of Awards of Performance-Based Restricted Stock, Performance-Based Restricted Stock Units, Performance Shares and Performance Units intended to qualify as Performance-Based Compensation as well as its Awards of Stock Options and Stock Appreciation Rights.

Effect on Earnings

         The following summarizes the effect on Reader's Digest's earnings of the grant of Awards under the 2005 Long Term Incentive Plan. Grants of Stock Options will result in a charge to pretax earnings on the date of grant equal to the value of the options using the fair-value-based method, which is recognized over the Stock Options' vesting period. Grants of SARS generally result in a pretax charge over the vesting period using the fair-value method at the date of grant, and is adjusted for changes in the fair value in the period in which the change occurs. Grants of time-based Restricted Stock and Deferred Stock result in a charge to pretax earnings over the restriction period for the fair market value of the stock at the date of grant. Grants of performance-based Restricted Stock result in a charge to pretax earnings over the performance period for the fair market value of the stock at the date of grant, adjusted for management's best estimate of the likelihood that the performance criteria will be satisfied. Grants of time-based Restricted Stock Units result in a charge to pretax earnings over the restriction period for the fair market value of the stock at the date of the grant and adjustments based on changes in the fair market value of the stock are recorded in the period in which the change occurs. Grants of performance-based Restricted Stock Units are accounted for in the same manner, except that they are also adjusted based on management's best estimate of the likelihood that the performance criteria will be satisfied. Grants of Performance Shares or Units result in a charge to pretax earnings over the performance period for the fair market value of the stock on the date of the grant. Changes based on management's estimates of the likelihood of satisfying the performance criteria and changes in the fair market value of the stock are recorded in the period in which such change occurs.

New Plan Benefits

         The benefits that may be awarded under the 2005 Long Term Incentive Plan are not currently determinable. The following table shows the benefits that were received in fiscal 2006 by the individuals listed below under the Prior Plan. The Awards made under the Prior Plan in fiscal 2006 are shown below rather than fiscal 2005 Awards under the Prior Plan because the fiscal 2006 Awards are consistent with our recent long-term incentive compensation redesign. This redesign will govern our Awards under the 2005 Long Term Incentive Plan for the foreseeable future. (For more information about the redesign, please refer to the caption "Compensation and Nominating Committee Report," above.) The requirements for fiscal 2006 Awards under the Prior Plan are substantially similar to the requirements for Awards under the 2005 Long Term Incentive Plan. The forms of award letters and related terms and conditions of the fiscal 2006 Awards have been filed with the Securities and Exchange Commission as exhibits to our Annual Report on Form 10-K for the fiscal year ended June 30, 2005. The closing price of the Reader's Digest Common Stock on the New York Stock Exchange (Composite Transactions) on September 21, 2005 was $15.52.


                                                                                       Performance-Based
                                        Number of         Restricted                Restricted Stock Units
                                                                          --------------------- ----------------------
               Name                   Options/SARs           Stock          Fiscal 2005-2007      Fiscal 2006-2008
----------------------------------- ------------------ ------------------ --------------------- ----------------------

Thomas O. Ryder                           234,000                  0              339,459               309,360
----------------------------------- ------------------ ------------------ --------------------- ----------------------

Eric W. Schrier                            70,000                  0              128,433               117,045
----------------------------------- ------------------ ------------------ --------------------- ----------------------

Thomas D. Gardner                          60,000                  0              104,061                94,836
----------------------------------- ------------------ ------------------ --------------------- ----------------------

Michael S. Geltzeiler                      45,000                  0               83,367                75,975
----------------------------------- ------------------ ------------------ --------------------- ----------------------

Gary S. Rich                               50,000                  0               83,367                75,975
----------------------------------- ------------------ ------------------ --------------------- ----------------------

All executive officers                    624,050                  0              932,112               936,822
----------------------------------- ------------------ ------------------ --------------------- ----------------------

All Directors who are not
executive officers                              0                  0                    0                     0
----------------------------------- ------------------ ------------------ --------------------- ----------------------

All employees, excluding
executive officers                        542,150            135,350               87,039               732,591




         The Stock Options shown in the table above vest with respect to 25% of the related shares on each of the first four anniversaries of the date of grant. No Stock Appreciation Rights were granted.

         Each Performance-Based Restricted Stock Unit shown in the table above represents the right to receive, upon vesting, the value in cash of a share of Reader's Digest Common Stock. The vesting date value will be the average closing price of a share of Reader's Digest Common Stock on the New York Stock Exchange over the last 20 trading days of the three-year Performance Period. The Performance-Based Restricted Stock Units will vest only if the Committee certifies that Reader's Digest has achieved a specified cumulative earnings per share performance goal for the Performance Period. If the performance goal is achieved at the threshold, target or maximum level, the Performance-Based Restricted Stock Units will vest at 50%, 100% or 300% of the target level, respectively. If the threshold level of performance is not achieved, none of the Performance-Based Restricted Stock Units will vest for any participant. Vesting will be interpolated for performance between those levels and any unvested Performance-Based Restricted Stock Units will be forfeited. The number of Performance-Based Restricted Stock Units shown in the table reflects achievement at the maximum level. Notwithstanding the foregoing, the maximum total payment with respect to a Performance-Based Restricted Stock Unit Award shown above to any participant for a particular Performance Period will be limited to the aggregate value of the Award on the date of grant. The grant date value of each Performance-Based Restricted Stock Unit is the average closing price of a share of Reader's Digest Common Stock over the last 20 trading days before the Performance Period. See also "Executive Compensation--Long-Term Incentive Plans
- Awards in Last Fiscal Year."

         The Restricted Stock Awards shown in the table above vest with respect to 50% of the related shares on the second and third anniversaries of the date of grant. The Restricted Stock Awards include Deferred Stock Awards, which are generally awarded outside the United States where the award of Restricted Stock would result in unfavorable tax consequences for the participant. Deferred Stock Awards are equivalent to Restricted Stock, but represent the right to receive shares of Reader's Digest Common Stock on the vesting date rather than the grant date.

Vote Required for Approval

         The affirmative vote of a majority of the shares of Reader's Digest Common Stock present in person or represented by proxy and entitled to vote on Proposal No. 2 at the Meeting is required for approval of Proposal No. 2.

         Stockholder approval of the 2005 Long Term Incentive Plan and the material terms of the performance goals of Performance-Based Restricted Stock, Performance-Based Restricted Stock Units, Performance Shares and Performance Units intended to qualify as Performance-Based Compensation and Stock Options and Stock Appreciation Rights is being sought in order to allow Reader's Digest to qualify certain compensation received thereunder as Performance-Based Compensation under Section 162(m) of the Internal Revenue Code and to comply with current and proposed new listing requirements for the New York Stock Exchange. If stockholder approval of the 2005 Long Term Incentive Plan and the material terms of the performance goals of such Awards is attained, Reader's Digest will be entitled to a deduction to the extent permitted under Section 162(m) of the Internal Revenue Code.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF PROPOSAL NO. 2.

PROPOSAL NO. 3--APPROVAL OF BUSINESS CRITERIA, MAXIMUM AMOUNT AND ELIGIBLE EMPLOYEES FOR THE SENIOR MANAGEMENT INCENTIVE PLAN


         In August 1999, the Compensation and Nominating Committee (the "Committee") approved the Senior Management Incentive Plan (the "SMIP"). A copy of the SMIP is included at the end of this Proposal as Appendix 4. Reader's Digest stockholders previously approved the material terms of the performance goals of awards under the SMIP so that they may comply with the requirements of
Section 162(m) of the Internal Revenue Code for deductibility of compensation paid to certain executive officers. Because Section 162(m) requires that the material terms be approved each five years, the Board of Directors of Reader's Digest is again soliciting stockholder approval of the material terms. Amounts payable to participants under the SMIP for fiscal 2006 and thereafter will not be paid unless and until the material terms of the performance goals of awards under the SMIP are approved by Reader's Digest stockholders.

         Pursuant to the SMIP, participants may receive annual incentive compensation awards in cash, based on the achievement of specified performance goals. The SMIP is an integral part of the Reader's Digest's executive compensation program, designed to attract, retain and reward key employees and to provide an incentive for participants to perform in a way that directly benefits stockholders. The material terms of the performance goals applicable to the SMIP are as follows.

         1. Business Criteria. The performance goals applicable to awards under the SMIP will be based on any one or more of the following business criteria relating to Reader's Digest or any subsidiary, division or other unit of Reader's Digest: revenue, net income, net income per share, operating income, earnings per share, cash flow, EBIT, EBITDA, total shareholder return, total shareholder return relative to peers, financial returns (including without limitation; return on assets, return on equity, return on investment), cost reduction targets, customer satisfaction, employee satisfaction and customer growth. The formula for any such award may include or exclude items to measure the specific objectives, such as losses from discontinued operations, extraordinary, unusual or nonrecurring gains and losses, the cumulative effect of accounting changes, acquisitions or divestitures, core process redesigns, structural changes/outsourcing, and foreign exchange impacts.

         2. Maximum Amount. The amount paid to any employee with respect to any award will not exceed $3,000,000. This maximum amount is a limitation and does not represent a target award.

         3. Eligible Employees. The employees eligible to receive awards under the SMIP will be the executive officers and other key employees of Reader's Digest and its designated subsidiaries as are determined by the Committee. Although it is intended that the persons receiving awards under the SMIP will be Reader's Digest's Chief Executive Officer and its four other most highly compensated executive officers, other executive officers and key employees are also eligible under the SMIP to receive awards. Reader's Digest's 13 executive officers are eligible to receive awards under the SMIP.

         A participant's award may be reduced by the Committee at any time before payment. Prior to any payments being made, the Committee will certify in writing that all of the applicable performance goals relating to the pertinent award have been met.

         Nothing in these terms precludes the Committee from making any payments or granting any awards whether or not such payments or awards qualify for tax deductibility under Section 162(m).

New Plan Benefits

         The following table shows the benefits, to the extent currently determinable, that will be received under the SMIP in fiscal 2006 by the individuals listed below.


                                                              Fiscal 2006 SMIP Awards (dollars)
                                              ---------------------- ---------------------- --------------------
                    Name                          Threshold(1)             Target(1)            Maximum(1)
--------------------------------------------- ---------------------- ---------------------- --------------------

Thomas O. Ryder                                       300,000              1,000,000              2,000,000
--------------------------------------------- ---------------------- ---------------------- --------------------

Eric W. Schrier                                       115,200                384,000                768,000
--------------------------------------------- ---------------------- ---------------------- --------------------

Thomas O. Gardner                                      99,600                332,000                664,000
--------------------------------------------- ---------------------- ---------------------- --------------------

Michael S. Geltzeiler                                  84,300                281,000                562,000
--------------------------------------------- ---------------------- ---------------------- --------------------

Gary S. Rich                                           84,300                281,000                562,000
--------------------------------------------- ---------------------- ---------------------- --------------------

All executive officers                              1,080,600              3,602,000              7,204,000
--------------------------------------------- ---------------------- ---------------------- --------------------

All Directors who are not executive officers                0                      0                      0
--------------------------------------------- ---------------------- ---------------------- --------------------
All employees, excluding executive officers                 0                      0                      0




(1) In fiscal 2006, the Company granted awards under the SMIP pursuant to which participants will receive an amount dependent upon the achievement of the performance goals relating to operating income for fiscal 2006.

Vote Required for Approval

         The affirmative vote of a majority of the shares of Reader's Digest Common Stock present in person or represented by proxy and entitled to vote on Proposal No. 3 at the Meeting is required for approval of Proposal No. 3.

         Stockholder approval of the material terms of the performance goals of awards under the SMIP is being sought in order to continue to qualify certain compensation thereunder as "performance based" under Section 162(m) of the Internal Revenue Code. Section 162(m) generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by Reader's Digest on the last day of the taxable year, but does not disallow a deduction for qualified "performance-based compensation" the material terms of whose performance goals are disclosed to and approved by stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF PROPOSAL NO. 3.

                 PROPOSAL NO. 4--RATIFICATION OF APPOINTMENT OF
                       INDEPENDENT AUDITOR FOR FISCAL 2006

         As previously disclosed, after we completed our fiscal year ended June 30, 2005, our Audit Committee determined that it would issue a request for proposals regarding the engagement of an independent registered public accounting firm to audit our financial statements for the fiscal year ending June 30, 2006. The request for proposals was issued on August 3, 2005 to several large international public accounting firms, including KPMG LLP, our independent registered public accounting firm for fiscal 2005. On August 23, 2005, KPMG LLP informed us that they would not submit a proposal and would not stand for re-appointment to the Reader's Digest engagement upon the completion of their audit of Reader's Digest for fiscal 2005.

         After completing the proposal review process, our Audit Committee appointed Ernst & Young LLP as Reader's Digest's independent registered public accounting firm for fiscal 2006, effective September 26, 2005.

         During the fiscal years ended June 30, 2005 and 2004 and during the subsequent interim period prior to the engagement of Ernst & Young on September 26, 2005, Reader's Digest did not consult Ernst & Young LLP regarding the application of accounting principles to a specified transaction either completed or proposed, or the type of audit opinion that might be rendered on Reader's Digest's financial statements, or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

         KPMG completed its audit and delivered its reports for fiscal 2005 dated August 30, 2005. KPMG LLP's reports on Reader's Digest's consolidated financial statements for the fiscal years ended June 30, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. KPMG LLP's report on Reader's Digest management's assessment of the effectiveness of Reader's Digest's internal control over financial reporting as of June 30, 2005 and KPMG LLP's report on the effectiveness of Reader's Digest's internal control over financial reporting as of June 30, 2005 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the fiscal years ended June 30, 2005 and 2004 and during the subsequent interim period through the termination of KPMG LLP's engagement on August 30, 2005, there were no disagreements between Reader's Digest and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreement in KPMG LLP's reports. During the fiscal years ended June 30, 2005 and 2004 and during the subsequent interim period through August 30, 2005, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934).

         Representatives of Ernst & Young LLP and representatives of KPMG LLP are expected to be present at the meeting and each will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Vote Required for Approval

         The affirmative vote of a majority of the shares of Reader's Digest Common Stock present in person or represented by proxy and entitled to vote on Proposal No. 4 at the Meeting is required for approval of Proposal No. 4. If Proposal 4 is not approved, the Audit Committee will reconsider the appointment.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF PROPOSAL NO. 4.





                                          BY ORDER OF THE BOARD OF DIRECTORS:



                                          C.H.R. DUPREE
                                          Vice President and Corporate Secretary

October 7, 2005

                                                                      Appendix 1

                      THE READER'S DIGEST ASSOCIATION, INC.
              Categorical Standards Regarding Director Independence


         To be "independent," the Reader's Digest Board of Directors must affirmatively determine that the Director does not have any material relationship with Reader's Digest (either directly or indirectly or as a partner, shareholder, or officer) of an organization that has a relationship with Reader's Digest. The Board of Directors has developed the following categorical standards to assist in determining independence:

1. A Reader's Digest Director shall not be considered to be "independent" if

o the Reader's Digest Director has been an executive officer or employee of, or an advisor to, another entity during the past three years; or

o the Reader's Digest Director's immediate family member(1) has been an executive officer of another entity during the past three years; or

o the Reader's Digest Director beneficially owns in excess of a 10% equity interest in another entity whose disclosed or estimated consolidated gross revenues for its most recently completed fiscal year did not exceed $250 million; or

o the Reader's Digest Director beneficially owns in excess of a 5% equity interest in another entity whose disclosed or estimated consolidated gross revenues for its most recently completed fiscal year exceeded $250 million;

and the other entity makes payments to, or receives payments from, Reader's Digest for property or services in an amount that, in any single Reader's Digest fiscal year, exceeds the greater of $1 million or 2% of the other entity's disclosed or estimated consolidated gross revenues for the other entity's most recently completed fiscal year.

2. A Reader's Digest Director shall not be considered to be "independent" if

o the Reader's Digest Director is or has been during the past three years an employee of Reader's Digest;

o an immediate family member of the Reader's Digest Director is or has been during the past three years an executive officer of Reader's Digest;

o the Reader's Digest Director, or an immediate family member, receives or has received during the past three years, more than $100,000 per year in direct compensation from Reader's Digest, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

o the Reader's Digest Director is, or has been during the past three years, affiliated with or employed by, a present of former internal or external auditor of Reader's Digest;

o an immediate family member of the Reader's Digest Director is, or has been during the past three years, affiliated with or employed in a professional capacity by, a present of former internal or external auditor of Reader's Digest;

o a Reader's Digest executive officer is, or has been during the past three years, on the compensation committee of the Board of Directors of a company that employs the Reader's Digest Director, or that employs an immediate family member of the Director as an officer;

o the Reader's Digest Director accepts any consulting, advisory, or other compensatory fee from Reader's Digest, other than in the Director's capacity as a member of the Board or any Committee; or

o the Reader's Digest Director is an affiliated person of Reader's Digest or any Reader's Digest subsidiary.

                                                                      Appendix 2

                      THE READER'S DIGEST ASSOCIATION, INC.
                             Audit Committee Charter

General Role, Structure and Procedures of the Audit Committee

1. The Audit Committee (the "Committee") assists the Board of Directors (the "Board") in fulfilling the Board's responsibility to oversee (a) the integrity of the Company's financial statements, (b) the Company's compliance with legal and regulatory requirements, (c) the independent auditor's qualifications and independence, and (d) the performance of the Company's internal audit function and independent auditors and (e) the effectiveness of the company's internal controls.

2. Each member of the Committee shall satisfy the requirements of the New York Stock Exchange and the Securities and Exchange Commission relating to independence.

3.     The Committee shall consist of at least three members.

4. The members and the Chairman of the Committee are appointed and may be removed by the Board.

5. Each member of the Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after the member's appointment to the Committee.

6. At least one member of the Committee shall be an "audit committee financial expert" (as defined by the SEC) and shall have accounting or related financial management expertise, as such qualification is interpreted by the Board in its business judgment.

7. The Committee holds at least four regular meetings each fiscal year. Operation and meetings of the Committee are conducted in accordance with the Company's By-Laws and the Company's Guidelines on Governance.

8. The Committee may delegate any of its responsibilities to a subcommittee of the Committee, the Chairman of the Committee or any other person or group, to the extent not prohibited by law or regulation.


Key Responsibilities of the Audit Committee  The Committee:

1. Provides an open avenue of communication with the chief internal auditor, the independent auditor and management, including private sessions with the chief internal auditor, management and the independent auditors at each regular meeting and as the Committee otherwise deems appropriate.

2. Is directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (including resolution of disagreements between management and the independent auditor regarding financial reporting).

3. Confirms with the independent auditor that the independent auditor is ultimately accountable to the Committee and must report directly to the Committee.

4. Sets clear hiring policies for employees or former employees of the independent auditor.

5. At least annually, obtains and reviews a report by the independent auditor describing: (a) the firm's internal quality control procedures;
       (b) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and
       (c) all relationships between the independent auditor and the Company (to assess the auditor's independence) .

6. At least annually, review the independent auditor's proposed audit scope and approach, including coordination of audit efforts with internal audit, to ensure the completeness of coverage and reduction of redundant efforts.

7. Approves in advance all audit and non-audit services to be performed by the independent auditor, to the extent provided in a policy adopted by the Committee.

8. Reviews with management, the independent auditor and the chief internal auditor, as appropriate:

     o    the financial reporting and auditing process;

     o the matters required to be discussed with the independent auditors by Statement of Auditing Standards No. 61, as it may be modified or supplemented;

     o the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as it may be modified or supplemented;

     o major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies;

     o analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and

     o the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

9. Reviews with the independent auditor any audit problems or difficulties and management's response.

10. Reviews disclosures to the Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

11. Recommends to the Board whether the audited financial statements should be included in the Company's annual report on Form 10-K.

12. Reviews the Company's annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

13. Reviews the Company's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, in advance of disclosure. The review may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made).

14. Prepares the report of the Committee required to be included in the Company's annual proxy statement.

15.    Reviews at least annually with the chief internal auditor:

     o the internal audit department's organization, staffing, resources, reporting relationship and access to information;

     o the scope, and significant changes in scope, of the internal audit plan;

     o a summary report of the significant findings of the chief internal auditor and management's responses thereto; and

     o    a  summary   report  on  senior   management   expense   accounts  and
          perquisites.

16.    Reviews the appointment or removal of the chief internal auditor.

17. Reviews guidelines and policies to govern the process by which risk management and risk assessment is undertaken by the Company.

18. Reviews at least annually the chief legal officer's report on any legal or regulatory matters that may have a material effect on the Company's financial statements or operations.

19. Reviews management's report on compliance with the Company's Ethical, Legal and Business Conduct Policies.

20.    Establishes procedures for:

     o    the receipt,  retention,  and treatment of complaints  received by the
          Company  regarding   accounting,   internal  accounting  controls,  or
          auditing matters; and

     o the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

21. Has the authority to conduct any investigations appropriate to fulfilling the Committee's responsibilities.

22. Has the authority to engage such consultants, counsel, experts and such other advisors as the Committee determines necessary to carry out its duties. The Company shall provide appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of:'

     o Compensation to any registered public accounting firm engaged by the Committee for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

     o Compensation to any advisers employed by the Committee under the authority of its charter; and

     o Ordinary administrative expenses that are necessary or appropriate in carrying out the Committee's duties.

23.    Annually reviews the performance of the Committee.

24. At least annually reviews and reassesses the adequacy of the Committee's charter and recommends any proposed changes to the Board for its consideration and approval.

25.    Reports regularly to the Board.

26. Performs such other functions as the Board may delegate from time to time.

                                                                      Appendix 3

                      THE READER'S DIGEST ASSOCIATION, INC.

      ---------------------------------------------------------------------

                   2005 KEY EMPLOYEE LONG TERM INCENTIVE PLAN

      ---------------------------------------------------------------------

                                    ARTICLE 1
                                     Purpose

         The purpose of this 2005 Key Employee Long Term Incentive Plan (the "Plan") is to enable The Reader's Digest Association, Inc. (the "Company") to offer key employees of the Company and Designated Subsidiaries (defined below) performance-based stock incentives and other equity interests in the Company and other incentive awards, thereby attracting, retaining and rewarding such key employees, and strengthening the mutuality of interests between key employees and the Company's stockholders.

                                    ARTICLE 2
                                   Definitions

         For purposes of this Plan, the following terms shall have the following meanings:

     2.1 "Award" shall mean any award under this Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Shares, Performance Units or Other Stock-Based Award. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

     2.2 "Board" shall mean the Board of Directors of the Company.

     2.3 "Change in Control" shall have the meaning set forth in Article 13.

     2.4 "Code" shall mean the Internal Revenue Code of 1986, as amended.

     2.5 "Committee" shall mean a committee, as described in Article 3, of the Board appointed from time to time by the Board to administer the Plan and to perform the functions set forth herein.

     2.6 "Common Stock" means the Common Stock, $.01 par value per share, of the Company.

     2.7 "Designated Subsidiary" shall mean one of such subsidiaries of the Company, 80 percent or more of the voting capital stock of which is owned, directly or indirectly, by the Company, which are designated from time to time by the Board.

     2.8 "Disability" shall mean, unless otherwise determined in the terms and conditions of the Award at the time of grant by the Committee, Total Disability as defined in the Company's Long Term Disability Plan or any successor or equivalent plan designated by the Company.

     2.9 "Effective Date" shall mean the effective date of this Plan pursuant to
Article 17.

     2.10 "Eligible Employees" shall mean the employees of the Company and the Designated Subsidiaries who are eligible pursuant to Article 5 to be granted Awards under this Plan.

     2.11 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     2.12 "Executive  Officer" shall have the meaning  specified for purposes of
Section 303A of the New York Stock Exchange Listed Company Manual or such other similar meaning as shall be specified by the Committee.

     2.13 "Fair Market Value" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the mean between the high and low sales prices on the applicable date, or if no sales price is available for such date, the mean between the closing bid and asked prices for such date, of a share of Common Stock (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. If the Common Stock is not readily tradeable on a national securities exchange or any system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set by the Board on the advice of an investment advisor in good faith.

     2.14 "Incentive Stock Option" shall mean any Stock Option awarded under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422A of the Code.

     2.15 "Nonemployee Director" shall mean a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

     2.16 "Non-Qualified Stock Option" shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

     2.17 "Other Stock-Based Award" shall mean an Award under Article 12 of this Plan that consists of, or is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock.

     2.18 "Outside Director" shall mean a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

     2.19 "Participant" shall mean an employee to whom an Award has been made pursuant to this Plan.

     2.20 "Performance-Based Compensation" shall mean any Award that is intended to constitute "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

     2.21 "Performance-Based Restricted Stock" shall have the meaning set forth in Section 8.1.

     2.22 "Performance-Based Restricted Stock Unit" shall have the meaning set forth in Section 9.1.

     2.23 "Performance Cycle" shall have the meaning set forth in Section 11.1.

     2.24 "Performance Period" shall have the meaning set forth in Sections 8.1,
9.1 and 10.1.

     2.25 "Performance Share" shall mean an Award made pursuant to Article 10 of this Plan of the right to receive Common Stock or cash of an equivalent value at the end of a specified Performance Period.

     2.26 "Performance Unit" shall mean an Award made pursuant to Article 11 of this Plan of the right to receive a fixed dollar amount, payable in cash or Common Stock or a combination of both.

     2.27 "Prior Plan" shall mean The Reader's Digest Association, Inc. 2002 Key Employee Long Term Incentive Plan.

     2.28 "Reference Stock Option" shall have the meaning set forth in Section 7.1.

     2.29 "Restricted Stock" shall mean an Award of shares of Common Stock under this Plan that is subject to restrictions under Article 8.

     2.30 "Restricted Stock Unit" shall mean an Award made pursuant to Article 9 of this Plan. Each Restricted Stock Unit shall be the right to receive one share of Common Stock, or cash equivalent to the value (as determined by the Committee) of one share of Common Stock, on the vesting date at the end of the Restriction Period, subject to restrictions under Article 9.

     2.31 "Restriction Period" shall mean the period during which conditions are required to be satisfied for vesting of an Award and the Award is subject to restrictions and risk of forfeiture under Article 8 or Article 9.

     2.32 "Retirement" shall mean, unless otherwise determined in the terms and conditions of the Award at the time of grant by the Committee, termination of employment by an employee who is at least 55 years of age after at least 10 years of employment by the Company and/or a Designated Subsidiary.

     2.33 "Stock Appreciation Right" or "Right" shall mean the right pursuant to an Award granted under Article 7. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Common Stock covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive an amount equal to the difference between (x) the Fair Market Value of a share of Common Stock as of the date such Right is exercised, and (y) the Fair Market Value of a share of Common Stock as of the date such Right is awarded, otherwise than on surrender of a Stock Option.

     2.34 "Stock Option" or "Option" shall mean any option to purchase shares of Common Stock (including Restricted Stock and Performance Shares, if the Committee so determines) granted pursuant to Article 6.

     2.35 "Termination of Employment" shall mean a termination of service for reasons other than (i) military or personal leave of absence granted by the Company or (ii) a transfer of a Participant from the Company or a Designated
Subsidiary to another Designated Subsidiary or to the Company or to any affiliate as defined in Section 414 of the Code.

     2.36 "Transfer" shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.

     2.37  "Withholding  Election"  shall have the  meaning set forth in Section
16.4.

                                    ARTICLE 3
                                 Administration

     3.1 The Committee. The Plan shall be administered and interpreted by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. The Committee shall consist of at least one (1) director of the Company and may consist of the entire Board; provided, however, that, (A) if the Committee consists of less than the entire Board, then with respect to any Option or Award to an Eligible Employee who is subject to Section 16 of the Exchange Act, the Committee shall consist of at least two (2) directors of the Company each of whom shall be a Nonemployee Director and (B) to the extent necessary for any Option or Award intended to qualify as Performance-Based Compensation to so qualify, the Committee shall consist of at least two (2) directors of the Company each of whom shall be an Outside Director. For purposes of the preceding sentence, if one or more members of the Committee is not a Nonemployee Director and an Outside Director but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting. Subject to applicable law, the Committee may delegate its authority under the Plan to any other person or persons. The Committee may delegate to one or more Executive Officers of the Company the authority to make Awards to Participants, and to cancel Awards that have not been delivered to Participants, other than any of the Company's Executive Officers, provided that when so delegating, the Committee shall fix the aggregate maximum amount of such Awards and the maximum Award for any one Participant that may be awarded or canceled pursuant to such delegation. Any action pursuant to the foregoing delegation shall be deemed to be action of the Committee and any such action shall be reported to the Committee promptly, but no later than at its next regular meeting.

     3.2 Awards. The Committee shall have full authority to grant Awards, pursuant to the terms of this Plan, to eligible employees. In particular, the Committee shall have the authority:

         (a) to select the eligible employees to whom Awards may from time to time be granted hereunder;

         (b) to determine whether and to what extent any Award, or any combination of Awards, are to be granted hereunder to one or more eligible employees;

         (c) to determine the number of shares of Common Stock to be covered by each such Award granted hereunder;

         (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the share price, any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Stock Option or other Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

         (e) to determine whether, to what extent and under what circumstances grants of Options and other Awards under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of this Plan;

         (f) to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock, Performance Shares, Restricted Stock or Restricted Stock Units, or any combination thereof, under subsection 6.4(k);

         (g) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant; and

         (h) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

     3.3 Guidelines. Subject to Article 14 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect. Notwithstanding the foregoing, no action of the Committee under this Section 3.3 shall impair the rights of any Participant without the Participant's consent.

     3.4 Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

     3.5 Reliance on Counsel. The Company or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

                                    ARTICLE 4
                                Share Limitation

     4.1 Number of Shares Under the Plan. The maximum aggregate number of shares of Common Stock that may be issued under this Plan or with respect to which Non-Tandem Stock Appreciation Rights may be granted shall not exceed 2,900,000 shares, plus the number of shares authorized for issuance under the Prior Plan but not previously issued or subject to any outstanding award under the Prior Plan on the Effective Date of this Plan (subject to any increase or decrease pursuant to Section 4.3), which may be either authorized and unissued Common Stock or outstanding Common Stock reacquired by the Company. No more than 750,000 shares of Common Stock shall be issued under this Plan with respect to Awards other than Stock Options and Non-Tandem Stock Appreciation Rights, plus the number of shares authorized for this purpose under the Prior Plan.

     4.2 Canceled, Terminated, or Forfeited Awards, etc., Under the Plan and the Prior Plan. If, after the Effective Date of this Plan, any Award granted under the Plan or any award granted under the Prior Plan expires or is terminated, canceled or forfeited, or is settled for cash or otherwise settled without the issuance of Common Stock, then any shares of Common Stock covered by such expired, terminated, canceled, forfeited or settled portion of such Award or Prior Plan award and any such tendered shares of Common Stock shall be available for issuance under this Plan; provided, however, that, the following shares shall not again become available for issuance under this Plan: (a) shares tendered in payment of the exercise price of Options; (b) shares reserved for issuance upon grant of Stock Appreciation Rights, to the extent the number of reserved shares exceeds the number of shares actually issued upon exercise of the Stock Appreciation Rights; and (c) shares withheld by, or otherwise remitted to, the Company to satisfy a Participant's tax withholding obligations upon the exercise or settlement of an Award.. Any shares that become available for grant under this Section 4.2 with respect to any Award made under this Plan from the shares authorized for issuance under this Plan in Section 4.1 may be used for any type of Award, but shares related to any award outstanding under the Prior Plan on the Effective Date of this Plan may be used only in respect of Awards of a type corresponding to or substantially similar to the type of award made under the Prior Plan (e.g., shares related to forfeited stock option grants under the Prior Plan may be used to grant Stock Options and Stock Appreciation Rights under this Plan, and forfeited restricted stock grants under the Prior Plan may be used to make grants of Restricted Stock or Restricted Stock Units under this
Plan).

     4.3 Changes. In the event of any increase or reduction in the number of shares of capital stock of the Company, or any change (including, but not limited to, in the case of a spin-off, dividend or other distribution in respect of shares, a change in value) in the capital stock of the Company or exchange of capital stock of the Company for a different number or kind of shares or other securities of the Company or another corporation by reason of any stock dividend, stock split or reverse stock split, reclassification, recapitalization, reorganization, merger, consolidation, spin-off, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, reclassification of its capital stock, issuance of warrants, rights or debentures to purchase any Common Stock or securities convertible into Common Stock, or rights offering to purchase capital stock at a price below fair market value, or any change in corporate structure or otherwise; then (i) the aggregate number and kind of shares of Common Stock or other stock or securities which thereafter may be issued under this Plan, (ii) the number and kind of shares subject to outstanding Options or Rights or other stock or securities granted under this Plan and the purchase or exercise price thereof, (iii) the number and kind of shares of Common Stock or other stock or securities subject to other outstanding Awards (including but not limited to Awards of Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and Other Stock-Based Awards) granted under this Plan and the purchase or exercise price thereof, if applicable, (iv) the aggregate number and kind of shares of Common Stock or other stock or securities with respect to which Options and Awards may be granted to any Eligible Employee in any fiscal year period, and (v) the performance goals under Articles 8, 9, 10 and 11 of the Plan, shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable in its sole discretion to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan. Any such adjustment determined by the Committee in good faith shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns. Any such adjusted Option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

          (a) To the extent possible, any such adjustment in the shares of Common Stock or other stock or securities (i) subject to outstanding Incentive Stock Options (including any adjustments in the exercise price) shall be made by the Committee in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code, or (ii) subject to outstanding Options or Awards that are intended to qualify as Performance-Based Compensation, shall be made by the Committee in such a manner as not to adversely affect the treatment of the Options or Awards as Performance-Based Compensation.

          (b) If, by reason of a change pursuant to this Section, a holder of an Award shall be entitled to, or a holder shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities of the Company or any other corporation, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the shares subject to the Award or Option, as the case may be, prior to such change.

     4.3 Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall be issued for a consideration which shall not be less than par value.

     4.4 Non-U.S. Awards. To conform with the provisions of local laws and regulations, or with local compensation practices and policies, in countries outside the United States in which the Company or any Designated Subsidiary operates, but subject to any limitations set forth herein regarding the maximum number of shares issuable hereunder and the maximum award to any single Participant, the Committee may (a) modify the terms and conditions of Awards granted to Participants employed outside the United States ("Non-U.S. Awards"),
(b) establish subplans with modified exercise procedures and such other modification as may be necessary or advisable under the circumstances ("Subplans"), and (c) take any action that it deems advisable to obtain, comply with or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals with respect to the Plan. The Committee's decision to grant Non-U.S. Awards or to establish Subplans is entirely voluntary, and at the complete discretion of the Committee. The Committee may amend, modify or terminate any Subplans at any time, and such amendment, modification or termination may be made without prior notice to the Participants. The Company, its Designated Subsidiaries and the members of the Committee shall not incur any liability of any kind to any Participant as a result of any change, amendment, modification or termination of any Subplan at any time. The benefits and rights provided under any Subplan or by any Non-U.S. Award (d) are wholly discretionary and, although provided by either the Company or a Designated Subsidiary, do not constitute regular or periodic payments and (e) are not to be considered part of the Participant's salary or compensation under the Participant's employment with the Participant's local employer for purposes of calculating any severance, resignation, redundancy or other end-of-service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. If a Subplan is terminated, the Committee may direct the payment of Non-U.S. Awards (or direct the deferral of payments whose amount shall be determined) prior to the dates on which payments would otherwise have been made and, in the Committee's discretion, such payments may be made in a lump sum or in installments.

                                    ARTICLE 5
                                   Eligibility

     5.1 Senior officers, senior management and key employees of the Company and its Designated Subsidiaries are eligible to be granted Options and other Awards under this Plan. Eligibility under this Plan shall be determined by the Committee.

                                    ARTICLE 6
                                  Stock Options

     6.1 Options. Stock Options may be granted alone or in addition to other Awards granted under this Plan. Each Stock Option granted under this Plan shall be one of two types: (i) an Incentive Stock Option or (ii) a Non-Qualified Stock Option.

     6.2 Grants. The Committee shall have the authority to grant to any Participant one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided, however, that no Participant shall be granted Stock Options or Non-Tandem Stock Appreciation Rights, or both, with respect to a total of more than 1,500,000 shares of Common Stock during any fiscal year of the Company. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify shall constitute a separate Non-Qualified Stock Option.

     6.3 Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under
Section 422A of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422A.

     6.4 Terms of Options. Options granted under this Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

          (a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value of the Common Stock at grant.

          (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the Option is granted, and no Non-Qualified Stock Option shall be exercisable more than ten years and one day after the date the Option is granted.

          (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant; provided, however, that, except as provided in subsections (f), (g) and (h) below and
               Article 3, unless otherwise determined by the Committee at grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors, if any, as the Committee shall determine, in its sole discretion.

          (d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form as the Committee may accept. If and to the extent determined by the Committee in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock (other than Restricted Stock) owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) or Restricted Stock, or by reduction in the number of shares issuable upon such exercise based, in each case, on the Fair Market Value of the Common Stock on the payment date as determined by the Committee (without regard to any forfeiture restrictions applicable to Restricted Stock). No shares of Common Stock shall be issued until payment, as provided herein, therefor has been made. A Participant shall generally have the rights to dividends or other rights of a stockholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid for such shares as provided herein, and, if requested, has given the representation described in Section 16.1. Notwithstanding the foregoing, if payment in full or in part has been made in the form of Restricted Stock, an equivalent number of shares of Common Stock issued on exercise of the Option shall be subject to the same restrictions and conditions, and during the remainder of the Restriction Period, applicable to the shares of Restricted Stock surrendered therefor.

          (e)  Transferability of Options.

                  (1) No Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may provide in the terms and conditions governing any Stock Option other than an Incentive Stock Option, at the time of grant or thereafter, that the Stock Option may be Transferred, to the extent vested, to members of the Participant's immediate family, to trusts solely for the benefit of such immediate family members, and to partnerships in which such immediate family members and/or trusts are the only partners. For this purpose "immediate family members" means the Participant's spouse, parents, children, stepchildren, grandchildren and other issue and legal dependents. Any Transfer of Stock Options made under this provision will not be effective until notice of such Transfer is received by the Company.

                  (2) Notwithstanding any thing to the contrary herein, if a Stock Option has been Transferred in accordance with this Section 6.4, the Stock Option shall be exercisable solely by the Transferee. The Stock Option shall remain subject to the provisions of the Plan, including that it shall be exercisable only to the extent that the Participant or Participant's estate would have been entitled to exercise it if the Participant had not Transferred the Stock Option. In the event of the death of the Participant prior to the expiration of the right to exercise the Transferred Stock Option, the period during which the Stock Option shall be exercisable shall terminate on the date one year following the date of the Participant's death. In the event of the death of the Transferee prior to the expiration of the right to exercise the Stock Option, the period during which the Stock Option shall be exercisable by the executors, administrators, legatees and distributees of the Transferee's estate, as the case may be, shall terminate on the date one year following the date of the Transferee's death. In no event, however, shall the Stock Option be exercisable after the expiration of the Stock Option period set forth in the terms and conditions of the Stock Option. The Stock Option shall be subject to such other rules as the Committee shall determine.

          (f) Termination by Death. Subject to subsection (j) below, if a Participant's employment by the Company or a Designated Subsidiary terminates by reason of death, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant, shall be fully vested and may thereafter be exercised by the legal representative of the estate, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (g) Termination by Reason of Disability. Subject to subsection (j) below, if a Participant's employment by the Company or a Designated Subsidiary terminates by reason of Disability, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant, shall be fully vested and may thereafter be exercised by the Participant for a period of three years (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the Participant dies within such three-year period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such Participant shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock
               Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

          (h) Termination by Reason of Retirement. Subject to subsection (j), if a Participant's employment by the Company or a Designated Subsidiary terminates by reason of Retirement, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant, shall be fully vested and may thereafter be exercised by the Participant for a period of three years (or such other period as the Committee may specify at grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter;
               provided, however, that, if the Participant dies within such three-year period, any unexercised Stock Option held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of
               Section 422A of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

          (i) Other Termination. Unless otherwise determined by the Committee at or after grant, if a Participant's employment by the Company or a Designated Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent it was exercisable immediately preceding such termination, for the lesser of three months or the balance of such Stock Option's term if the Participant is involuntarily terminated by the Company or the Designated Subsidiary without cause.

          (j) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other stock option plan of the Company or any subsidiary or parent corporation (within the meaning of Section 425 of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

               To the extent (if any) permitted under Section 422A of the Code, or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement, if (i) a Participant's employment with the Company or a Designated Subsidiary is terminated by reason of death, Disability or Retirement and (ii) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under subsections (f), (g) or (h) above, computed without regard to the $100,000 limitation currently contained in Section 422A(d) of the Code, is greater than the portion of such Stock Option that is immediately exercisable as an "incentive stock option" during such post-termination period under Section 422A, such excess shall be treated as a Non-Qualified Stock Option. If the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control, any portion of such Option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422A(d) of the Code shall be treated as a Non-Qualified Stock Option.

               Should any of the foregoing provisions not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

          (k) Buyout and Settlement Provisions. The Committee may at any time offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

               In addition, if the Option agreement so provides at grant or is amended (with the Participant's consent) after grant and prior to exercise to so provide, the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Performance Shares, Restricted Stock or Restricted Stock Units, which shall be valued on the date of exercise on the basis of the Fair Market Value of such Performance Shares, Restricted Stock or Restricted Stock
               Units determined without regard to the deferral limitations and/or forfeiture restrictions involved.

                                    ARTICLE 7
                            Stock Appreciation Rights

     7.1 Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a "Reference Stock Option") granted under this Plan ("Tandem Stock Appreciation Rights"). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

     7.2 Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including the following:

         (a) Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

         (b) Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article 6 and this Article 7; provided, however, that any Tandem Stock Appreciation Right granted subsequent to the grant of the Reference Stock Option shall not be exercisable during the first six months of its term, except that this special limitation shall not apply in the event of death or Disability of the Participant prior to the expiration of the six-month period.

         (c) Method of Exercise. A Tandem Stock Appreciation Right may be exercised by an optionee by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section
                  7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

         (d) Payment. Upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the Reference Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

         (e) Non-Transferability. Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under subsection 6.4(e) of the Plan.

         (f) Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article 4 of the Plan on the number of shares of Common Stock to be issued under the Plan.

     7.3 Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan; provided, however, that no Participant shall be granted Stock Options or Non-Tandem Stock Appreciation Rights, or both, with respect to a total of more than 1,500,000 shares of Common Stock during any fiscal year of the Company.

     7.4 Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including the following:

          (a) Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten years and one day after the date the Right is granted.

          (b) Exercisability. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant; provided, however, that any Right shall not be exercisable during the first six months of its term, except that this special limitation shall not apply in the event of death or Disability of the Participant prior to expiration of this six-month period. If the Committee provides, in its discretion, that any such Right is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors, if any, as the Committee shall determine, in its sole discretion.

          (c) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of Rights to be exercised.

          (d) Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each Right exercised, up to, but no more than, an amount in cash and/or shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the Right is exercised over the Fair Market Value of one share of Common Stock on the date the Right was awarded to the Participant, with the Committee having the right to determine the form of payment.

          (e) Non-Transferability. No Non-Tandem Stock Appreciation Right shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all such Rights shall be exercisable, during the Participant's lifetime, only by the Participant.

          (f) Termination by Death. If a Participant's employment by the Company or a Designated Subsidiary terminates by reason of death, any Non-Tandem Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant, shall be fully vested and may thereafter be exercised by the legal representative of the estate, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Right, whichever period is the shorter.

          (g) Termination by Reason of Disability or Retirement. If a Participant's employment by the Company or a Designated Subsidiary terminates by reason of Disability or Retirement, any Non-Tandem Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant, shall be fully vested and may thereafter be exercised by the Participant for a period of three years (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Right, whichever period is the shorter; provided, however, that, if the Participant dies within such three-year period (or such other period as the Committee shall specify at grant), any unexercised Non-Tandem Stock Appreciation Right held by such Participant shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Right, whichever period is the shorter.

          (h) Other Termination. Unless otherwise determined by the Committee at or after grant, if a Participant's employment by the Company or a Designated Subsidiary terminates for any reason other than death, Disability or Retirement, the Non-Tandem Stock Appreciation Right shall thereupon terminate, except that such Right may be exercised, to the extent it was exercisable immediately preceding such termination, for the lesser of three months or the balance of the stated term of such Right if the Participant is involuntarily terminated by the Company or the Designated Subsidiary without cause.

                                    ARTICLE 8
                                Restricted Stock

     8.1 Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Employees to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded to any person, the price (if any) to be paid by the recipient (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting (i.e., lapse of restrictions and risk of forfeiture) of Restricted Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee may determine in its sole discretion.

         Restricted Stock intended to meet the requirements of Section 162(m) of the Code for Performance-Based Compensation is referred to herein as "Performance-Based Restricted Stock." The Committee shall determine the Eligible Employees to whom and the time or times at which Performance-Based Restricted Stock shall be awarded, the number of shares of Performance-Based Restricted Stock to be awarded to any person, the duration of the period (the "Restriction Period") during which, and the conditions under which, the Participant shall not be permitted to Transfer shares of Performance-Based Restricted Stock and the shares shall be subject to risk of forfeiture, the duration of the period during which any performance goals shall be required to be attained (the "Performance Period") and the other terms and conditions of the Award. Performance-Based Restricted Stock shall be subject to the restrictions and conditions of this Plan as Restricted Stock. Performance-Based Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan and shall have the following material terms:

          (a)  Eligible  Employees.  Employees  eligible  to  receive  Awards of
               Performance-Based   Restricted   Stock  shall  be  those  persons
               eligible under Section 5.1.

          (b) Maximum Amount. The aggregate amount paid to any employee with respect to Awards of Performance-Based Restricted Stock with respect to a Performance Period shall not exceed 750,000 shares of Performance-Based Restricted Stock. The Performance Period for this purpose shall be one (1) to five (5) years, as specified by the Committee. Unless otherwise provided by the Committee, two or more Performance Periods may overlap, but no two Performance Periods may consist entirely of the same period.

          (c)  Business Criteria.

                    (i) The performance goals shall be based on any one or more of the following business criteria relating to the Company or any subsidiary, division or other unit of the Company: (i) revenue, (ii) net income, (iii) net income per share, (iv) operating income, (v) earnings per share, (vi) cash flow, (vii) earnings before interest and taxes (EBIT) or earnings before interest, taxes, depreciation and amortization (EBITDA), (viii) total stockholder return, (ix) total stockholder return relative to peers, (x) financial returns (including, without limitation, return on assets, return on equity and return on investment), (xi) cost reduction targets,
                         (xii) customer satisfaction, (xiii) customer growth, or
                         (xiv) employee satisfaction.

                    (ii) Except  to  the  extent  that  the   treatment  of  the
                         Performance-Based Restricted Stock as Performance-Based Compensation would be adversely affected, at the time of grant of the Performance-Based Restricted Stock, the Committee may provide for the manner in which performance will be measured against the performance goals (or may adjust the performance goals) to reflect losses from discontinued operations, special, extraordinary, unusual or nonrecurring gains and losses or charges, non-cash charges, the cumulative effect of accounting changes, acquisitions or divestitures, core process redesigns, structural changes/outsourcing, foreign exchange impacts, the impact of specified corporate transactions, accounting or tax law changes and other special, extraordinary, unusual or nonrecurring events.

                    (iii) The  performance  goals with respect to a  Performance
                         Period shall be established by the Committee by the earlier of (x) the date on which a quarter of the Performance Period has elapsed or (y) the date which is ninety (90) days after the commencement of the
                         Performance Period, and in any event while the performance relating to the performance goals remains substantially uncertain.

     8.2 Awards and Certificates. The prospective Participant selected to receive a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

          (a) Purchase Price. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be less than their par value and may be zero.

          (b) Acceptance. Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the Award date, by executing a Restricted Stock Award agreement and by paying whatever price (if any) the Committee has designated thereunder.

          (c) Legend. Unless shares are held in book-entry form (or any electronic equivalent thereof) in the name of or on behalf of the Participant, each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

               "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of The Reader's Digest Association, Inc. (the "Company") 2005 Key Employee Long Term Incentive Plan and an Agreement entered into between the registered owner and the Company dated . Copies of such Plan and Agreement are on file at the principal office of the Company."

          (d) Custody. The Committee shall require that any stock certificates evidencing shares of Restricted Stock be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

     8.3 Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:

          (a) Restriction Period. Subject to the provisions of this Plan and the Award agreement, during the Restriction Period, the Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan. Except in the case of grants to new employees, the period over which the restrictions on service-based Restricted Stock Awards shall lapse may not be less than three years and the period over which restrictions on performance-based Restricted Stock Awards shall lapse may not be less than one year, which in each case may include pro rata vesting over such period. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine in its sole discretion.

          (b) Rights as Stockholder. Except as provided in this subsection (b) and subsection (a) above or as otherwise provided in the terms and conditions and restrictions at the time of grant, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including the right to receive any dividends. The Committee, in its sole discretion, as determined at the time of Award, may permit or require the payment of dividends to be deferred.

          (c) Termination of Employment. Subject to the applicable provisions of the Award agreement and this Plan, upon termination of a Participant's employment with the Company or a Designated Subsidiary for any reason during the Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

          (d) Hardship. Subject to the applicable provisions of the Award agreement and this Plan, in the event of hardship or other special circumstances of a Participant whose employment with the Company or a Designated Subsidiary is involuntarily terminated (other than for cause), the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such Participant's shares of Restricted Stock, based on such factors as the Committee may deem appropriate.

          (e) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, such Restricted Stock shall vest and the certificates for such shares shall be delivered to the Participant. All legends relating to the restrictions applicable to the Restricted Stock shall be removed from said certificates at the time of delivery to the Participant.

          (f) Determination of Performance. Promptly after the end of the Performance Period and prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Award of Performance-Based Restricted Stock, the Committee shall certify in writing that the applicable performance goals have been satisfied to the extent necessary for the Award to qualify as Performance-Based Compensation. Promptly after the end of the Performance Period and prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any other Award of Restricted Stock with performance-based conditions, the Committee shall certify in writing the extent to which the applicable performance goals have been satisfied. A Participant's Award of Performance-Based Restricted Stock may be reduced at any time before payment or delivery of shares.

                                    ARTICLE 9
                             Restricted Stock Units

     9.1 Awards of Restricted Stock Units. Restricted Stock Units may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock Units will be made, the number of Restricted Stock Units to be awarded to any person, the price (if any) to be paid by the recipient, the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting (i.e., lapse of restrictions and risk of forfeiture) of Restricted Stock Units upon the attainment of specified performance goals or such other factors or criteria as the Committee may determine in its sole discretion.

     Restricted Stock Units intended to meet the requirements of Section 162(m) of the Code for Performance-Based Compensation are referred to herein as "Performance-Based Restricted Stock Units." The Committee shall determine the Eligible Employees to whom and the time or times at which Performance-Based Restricted Stock Units shall be awarded, the number of Performance-Based Restricted Stock Units to be awarded to any person, the duration of the period (the "Restriction Period") during which, and the conditions under which, settlement of Performance-Based Restricted Stock Units shall be deferred and the Performance-Based Restricted Stock Units shall be subject to risk of forfeiture, the duration of the period during which any performance goals shall be required to be attained (the "Performance Period"), and the other terms and conditions of the Award. Performance-Based Restricted Stock Units shall be subject to the restrictions and conditions of this Plan as Restricted Stock Units. Performance-Based Restricted Stock Units may be awarded either alone or in addition to other Awards granted under the Plan and shall have the following material terms:

          (a) Eligible Employees. Employees eligible to receive Awards of Performance-Based Restricted Stock Units shall be those persons eligible under Section 5.1.

          (b) Maximum Amount. The aggregate amount paid to any employee with respect to Awards of Performance-Based Restricted Stock Units with respect to a Performance Period shall not exceed 1,500,000 Restricted Stock Units. The Performance Period for this purpose shall be one (1) to five (5) years, as specified by the Committee. Unless otherwise provided by the Committee, two or more Performance Periods may overlap, but no two Performance Periods may consist entirely of the same period.

          (c)  Business Criteria.

               (i) The performance goals shall be based on any one or more of the following business criteria relating to the Company or any subsidiary, division or other unit of the Company: (i) revenue, (ii) net income, (iii) net income per share, (iv) operating income, (v) earnings per share, (vi) cash flow,
                    (vii) earnings before interest and taxes (EBIT) or earnings before interest, taxes, depreciation and amortization (EBITDA), (viii) total stockholder return, (ix) total stockholder return relative to peers, (x) financial returns (including, without limitation, return on assets, return on equity and return on investment), (xi) cost reduction targets, (xii) customer satisfaction, (xiii) customer growth, or (xiv) employee satisfaction.

               (ii) Except   to  the   extent   that   the   treatment   of  the
                    Performance-Based Restricted Stock Units as Performance-Based Compensation would be adversely affected, at the time of grant of the Performance-Based Restricted Stock Units, the Committee may provide for the manner in which performance will be measured against the performance goals (or may adjust the performance goals) to reflect losses from discontinued operations, special, extraordinary, unusual or nonrecurring gains and losses and charges, non-cash charges, the cumulative effect of accounting changes, acquisitions or divestitures, core process redesigns, structural changes/outsourcing, foreign exchange impacts, the impact of specified corporate transactions, accounting or tax law changes and other special, extraordinary, unusual or nonrecurring events.

               (iii) The performance goals with respect to a Performance  Period shall be established by the Committee by the earlier of (x) the date on which a quarter of the Performance Period has elapsed or (y) the date which is ninety (90) days after the commencement of the Performance Period, and in any event while the performance relating to the performance goals remains substantially uncertain.

     9.2 Terms and Conditions.  Restricted  Stock Units awarded pursuant to this
Article 9 shall be subject to the following terms and conditions:

          (a) Acceptance. Awards of Restricted Stock Units must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the Award date, by executing a Restricted Stock Unit Award agreement and by paying whatever price (if any) the Committee has designated thereunder.

          (b) Restriction Period. Subject to the applicable provisions of the Award agreement and this Plan, Restricted Stock Units may not be Transferred during the Restriction Period. Except in the case of grants to new employees, the period over which the restrictions on service-based Restricted Stock Unit Awards shall lapse may not be less than three years and the period over which restrictions on performance-based Restricted Stock Unit Awards shall lapse may not be less than one year, which in each case may include pro rata vesting over such period. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine in its sole discretion.

          (c) Dividends. Unless otherwise determined by the Committee at the time of Award, amounts equal to any dividends declared during the Restriction Period with respect to the number of shares of Common Stock relating to a Restricted Stock Unit Award will not be paid to the Participant.

          (d) Payment. Subject to the provisions of the Award agreement and this Plan, at the expiration of the Restriction Period, the Restriction Stock Units subject to the Restriction Period shall vest and shares of Common Stock or the cash value of each vested Restricted Stock Unit, or a combination thereof, shall be delivered to the Participant, or his legal representative.

          (e) Termination of Employment. Subject to the applicable provisions of the Award agreement and this Plan, upon termination of a Participant's employment with the Company or a Designated Subsidiary for any reason during the Restriction Period for a given Award, the Restricted Stock Units in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

          (f) Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Restricted Stock Unit and/or waive the deferral limitations for all or any part of such Award.

          (g) Hardship. Subject to the applicable provisions of the Award agreement and this Plan, in the event of hardship or other special circumstances of a Participant whose employment with the Company or a Designated Subsidiary is involuntarily terminated (other than for cause), the Committee may, in its sole discretion, based on such factors as the Committee may deem appropriate, waive in whole or in part any or all of the remaining deferral limitations imposed hereunder with respect to any or all of the Participant's Restricted Stock Units.

          (h) Determination of Performance. Promptly after the end of the Performance Period and prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance-Based Restricted Stock Unit, the Committee shall certify in writing that the applicable performance goals have been satisfied to the extent necessary for the Award to qualify as Performance-Based Compensation. Promptly after the end of the Performance Period and prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any other Restricted Stock Unit with performance-based conditions, the Committee shall certify in writing the extent to which the applicable performance goals have been satisfied. A Participant's Award of Performance-Based Restricted Stock Units may be reduced at any time before payment or delivery of shares.

                                   ARTICLE 10
                               Performance Shares

     10.1 Award of Performance Shares. Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall determine the eligible persons to whom and the time or times at which Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the duration of the period (the "Performance Period") during which, and the conditions under which, receipt of the Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 10.2. The Committee may condition the grant or vesting of Performance Shares upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion. Performance Shares intended to meet the requirements of Section 162(m) of the Code shall have the following material terms:

          (a) Eligible Employees. Employees eligible to receive Awards of Performance Shares shall be those persons eligible under Section 5.1.

          (b) Maximum Amount. The aggregate amount paid to any employee with respect to Awards of Performance Shares with respect to a Performance Period shall not exceed 1,500,000 Performance Shares. Unless otherwise provided by the Committee, an Award of Performance Shares will consist of shares of Common Stock or the value of such shares based on the average closing price of the Common Stock over the last twenty (20) days of the Performance Period. The Performance Period for this purpose shall be one (1) to five (5) years, as specified by the Committee. Unless otherwise provided by the Committee, two or more Performance Periods may overlap, but no two Performance Periods may consist entirely of the same period.

          (c)  Business Criteria.

               (i) The performance goals shall be based on any one or more of the following business criteria relating to the Company or any subsidiary, division or other unit of the Company: (i) revenue, (ii) net income, (iii) net income per share, (iv) operating income, (v) earnings per share, (vi) cash flow,
                    (vii) earnings before interest and taxes (EBIT) or earnings before interest, taxes, depreciation and amortization (EBITDA), (viii) total stockholder return, (ix) total stockholder return relative to peers, (x) financial returns (including, without limitation, return on assets, return on equity and return on investment), (xi) cost reduction targets, (xii) customer satisfaction, (xiii) customer growth, or (xiv) employee satisfaction.

               (ii) Except to the extent that the  treatment of the  Performance
                    Shares as Performance-Based Compensation would be adversely affected, at the time of grant of the Performance Shares, the Committee may provide for the manner in which performance will be measured against the performance goals (or may adjust the performance goals) to reflect losses from discontinued operations, special, extraordinary, unusual or nonrecurring gains and losses or charges, non-cash charges, the cumulative effect of accounting changes, acquisitions or divestitures, core process redesigns, structural changes/outsourcing, foreign exchange impacts, the impact of specified corporate transactions, accounting or tax law changes and other special, extraordinary, unusual or nonrecurring events.

               (iii) The performance goals with respect to a Performance  Period shall be established by the Committee by the earlier of (x) the date on which a quarter of the Performance Period has elapsed or (y) the date which is ninety (90) days after the commencement of the Performance Period, and in any event while the performance relating to the performance goals remains substantially uncertain.

     10.2 Terms and  Conditions.  Performance  Shares  awarded  pursuant to this
Article 10 shall be subject to the following terms and conditions:

          (a) Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, Performance Share Awards may not be Transferred during the Performance Period.

          (b) Dividends. Unless otherwise determined by the Committee at the time of Award, amounts equal to any dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share Award will not be paid to the Participant.

          (c) Payment. Subject to the provisions of the Award agreement and this Plan, at the expiration of the Performance Period, share certificates and/or cash of an equivalent value (as the Committee may determine in its sole discretion) shall be delivered to the Participant, or his legal representative, in a number equal to the vested shares covered by the Performance Share Award.

          (d) Termination of Employment. Subject to the applicable provisions of the Award agreement and this Plan, upon termination of a Participant's employment with the Company or a Designated Subsidiary for any reason during the Performance Period for a given Award, the Performance Shares in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

          (e) Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Share Award and/or waive the deferral limitations for all or any part of such Award.

          (f) Hardship. Subject to the applicable provisions of the Award agreement and this Plan, in the event of hardship or other special circumstances of a Participant whose employment with the Company or a Designated Subsidiary is involuntarily terminated (other than for cause), the Committee may, in its sole discretion, based on such factors as the Committee may deem appropriate, waive in whole or in part any or all of the remaining deferral limitations imposed hereunder with respect to any or all of the Participant's Performance Shares.

          (g) Determination of Performance. Promptly after the end of the Performance Period and prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Award of Performance Shares that is intended to constitute Performance-Based Compensation made to a Participant who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable performance goals have been satisfied to the extent necessary for the Award to qualify as Performance-Based Compensation. A Participant's Award of Performance Shares may be reduced at any time before payment or delivery of shares.

                                   ARTICLE 11
                                Performance Units

     11.1 Award of Performance Units. Performance Units may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall determine the eligible persons to whom and the time or times at which Performance Units shall be awarded, the number of Performance Units to be awarded to any person, the duration of the period (the "Performance Cycle") during which, and the conditions under which, a Participant's right to Performance Units will be vested, the ability of Participants to defer the receipt of payment of such Units, and the other terms and conditions of the Award in addition to those set forth in Section 11.2. A Performance Unit shall have a fixed dollar value. The Committee may condition the grant or vesting of Performance Units upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion. Performance Units intended to meet the requirements of Section 162(m) of the Code shall have the following material terms:

          (a) Eligible Employees. Employees eligible to receive Awards of Performance Units shall be those persons eligible under Section 5.1.


          (b) Maximum Amount. The amount paid to any employee with respect to any one Award of Performance Units shall not exceed $3,000,000 multiplied by the number of years in the Performance Cycle. Performance Cycles shall be one (1) to five (5) years, as specified by the Committee. Unless otherwise provided by the Committee, two or more Performance Cycles may overlap, but no two Performance Cycles may consist entirely of the same period.

          (c)  Business Criteria.

               (i) The performance goals shall be based on any one or more of the following business criteria relating to the Company or any subsidiary, division or other unit of the Company: (i) revenue, (ii) net income, (iii) net income per share, (iv) operating income, (v) earnings per share, (vi) cash flow,
                    (vii) earnings before interest and taxes (EBIT) or earnings before interest, taxes, depreciation and amortization (EBITDA), (viii) total stockholder return, (ix) total stockholder return relative to peers, (x) financial returns (including, without limitation, return on assets, return on equity and return on investment), (xi) cost reduction targets, (xii) customer satisfaction, (xiii) customer growth, or (xiv) employee satisfaction.

               (ii) Except to the extent that the  treatment of the  Performance
                    Units as Performance-Based Compensation would be adversely affected, at the time of grant of the Performance Units, the Committee may provide for the manner in which performance will be measured against the performance goals (or may adjust the performance goals) to reflect losses from discontinued operations, special, extraordinary, unusual or nonrecurring gains and losses or charges, non-cash charges, the cumulative effect of accounting changes, acquisitions or divestitures, core process redesigns, structural changes/outsourcing, foreign exchange impacts, the impact of specified corporate transactions, accounting or tax law changes and other special, extraordinary, unusual or nonrecurring events.

               (iii) The performance  goals with respect to a Performance  Cycle shall be established by the Committee by the earlier of (x) the date on which a quarter of the Performance Cycle has elapsed or (y) the date which is ninety (90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the performance goals remains substantially uncertain.

     11.2 Terms and Conditions.  The Performance  Units awarded pursuant to this
Article 11 shall be subject to the following terms and conditions:

          (a) Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, Performance Unit Awards may not be Transferred.

          (b)  Vesting.   At  the  expiration  of  the  Performance  Cycle,  the
               Committee shall determine the extent to which the performance goals have been achieved, and the percentage of the Performance Units of each Participant that have vested.

          (c) Payment. Subject to the applicable provisions of the Award agreement and this Plan, at the expiration of the Performance Cycle, cash and/or share certificates of an equivalent value (as the Committee may determine in its sole discretion) shall be delivered to the Participant, or his legal representative, in payment of the vested Performance Units covered by the Performance Unit Award.

          (d) Termination of Employment. Subject to the applicable provisions of the Award agreement and this Plan, upon termination of a Participant's employment with the Company or a Designated Subsidiary for any reason during the Performance Cycle for a given Award, the Performance Units in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

          (e) Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Unit Award and/or waive the deferral limitations for all or any part of such Award.

          (f) Hardship. Subject to the applicable provisions of the Award agreement and this Plan, in the event of hardship or other special circumstances of a Participant whose employment with the Company or a Designated Subsidiary is involuntarily terminated (other than for cause), the Committee may, in its sole discretion, based on such factors as the Committee may deem appropriate, waive in whole or in part any or all of the remaining deferral limitations imposed hereunder with respect to any or all of the Participant's Performance Units.

          (g) Determination of Performance. Promptly after the end of the Performance Period and prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Award of Performance Units that is intended to constitute Performance-Based Compensation made to a Participant who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable performance goals has been satisfied to the extent necessary for the Award to qualify as Performance-Based Compensation. A Participant's Award of Performance Units may be reduced at any time prior to payment.

                                   ARTICLE 12
                            Other Stock-Based Awards

     12.1 Other Awards. Other Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock ("Other Stock-Based Awards"), including, without limitation, Awards valued by reference to specified performance goals or such other factors as the Committee may determine, may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units.

     Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period.

     12.2 Terms and Conditions.  Other Stock-Based  Awards made pursuant to this
Article 12 shall be subject to the following terms and conditions:

          (a) Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, shares of Common Stock subject to Awards made under this Article 12 may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

          (b) Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of an Award under this Article 12 shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion.

          (c) Vesting. Any Award under this Article 12 and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion.

          (d)  Waiver  of  Limitation.   In  the  event  of  the   Participant's
               Retirement, Disability or death, or in cases of special circumstances, the Committee may, in it sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this
               Article 12.

          (e) Price. Common Stock issued on a bonus basis under this Article 12 may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article 12 shall be priced as determined by the Committee.

                                   ARTICLE 13
                  Change in Control Provisions and Transactions

     13.1 Benefits. In the event of a Change in Control of the Company (as defined below), and except as otherwise provided by the Committee upon the grant of an Award, the Participant shall be entitled to the following benefits:

          (a) All outstanding Stock Options and Non-Tandem Stock Appreciation Rights of such Participant granted prior to the Change in Control shall be fully vested and immediately exercisable in their entirety, and shall remain outstanding in accordance with their terms. In its sole discretion, the Committee may provide for the purchase of any such Stock Options by the Company or Designated Subsidiary for an amount of cash equal to the excess of the Change in Control price (as defined below) of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this
               Section  13.1,  Change in Control  price shall mean the higher of
               (i) the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company, or
               (ii) the highest Fair Market Value per share of Common Stock at any time during the 60-day period preceding a Change in Control.

          (b) All Performance Share Awards and Performance Unit Awards of such Participant granted prior to the Change in Control shall vest, at a minimum, as if the applicable Performance Period or Performance Cycle had ended upon such Change in Control and the determination that any specified performance goals or targets had been achieved had been made at such time.

          (c) The restrictions to which any shares of Restricted Stock and any Restricted Stock Units of such Participant granted prior to the Change in Control are subject shall lapse as if the applicable Restriction Period had ended upon such Change in Control and the determination that any specified performance goals or targets had been achieved had been made at such time.

     Any  determination  by the Committee made pursuant to paragraph (a) of this
Section 13.1 may be made as to all outstanding Awards or only as to certain outstanding Awards specified by the Committee and any such determination may be made prior to or after a Change in Control.

     13.2 Change in Control. For the purposes of the Plan, a "Change in Control" means:

          (a) an acquisition (other than directly from the Company) or holding by a Person or a Group (other than a Permitted Holder) of Beneficial Ownership of shares representing 20% or more of the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock"); provided, however, that a Business Combination satisfying clauses 13.2(c)(i) through (iii) below shall not constitute a Change in Control;

          (b) if the Directors who were members of the Board on the date of adoption of this provision (the "Initial Directors") and any Directors whose election by the Company's stockholders was approved by a majority of the Company's Directors then still in office who were either Incumbent Directors or whose election or nomination for election was previously so approved, but excluding any such individual whose election as a Director occurs as a result of an actual or threatened proxy contest or consent solicitation by or on behalf of a person other than the Company or the Board (the "Approved Directors, and together with the Initial Directors, the "Incumbent Directors"), shall cease for any reason to constitute at least a majority of the Board;

          (c)  consummation of a Business Combination, other than a transaction

                  (i) in which all or substantially all of the stockholders of the Company receive Beneficial Ownership of more than 50% of the voting securities of the company resulting from the Business Combination,

                  (ii) in which at least a majority of the board of directors of the resulting company were Incumbent Directors, and

                  (iii) after which no Person or Group has Beneficial Ownership of 35% or more of the voting securities of the resulting company, who did not own at least such percentage of stock of the Company immediately before the Business Combination; or

          (d) stockholder approval of a complete liquidation or dissolution of the Company.

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person or Group has Beneficial Ownership of shares of Outstanding Company Common Stock or Outstanding Company Voting Power equal to the 20% threshold in subsection 13.2(a) above as a result of the acquisition by the Company of such Common Stock or other voting securities which reduces the number of shares of Outstanding Company Common Stock or reduces the Outstanding Company Voting Power; provided, that if, after such acquisition by the Company, such Person or Group obtains Beneficial Ownership of shares of Common Stock or other voting securities that increases the percentage of Outstanding Company Common Stock or Outstanding Company Voting Power Beneficially Owned by such person while such Person or Group has met the 20% threshold in subsection 13.2(a) above, a Change in Control shall then be deemed to occur.

     For purposes of this Section 13.2:

                  "Beneficial Ownership" shall have the meaning given to that term under Rule 13d-3 under the Exchange Act.

                  "Business Combination" shall mean a merger, consolidation or reorganization involving the Company or its subsidiaries or a sale, lease, exchange or other disposition of all or substantially all of the Company's assets.

                  "Director" shall mean a member of the Board.

                  "Group" shall have the meaning given to that term under Rule 13d-5 under the Exchange Act.

                  "Permitted Holder" shall mean the Company or an employee benefit plan of the Company or a corporation controlled by the Company.

                  "Person" shall have the meaning given to that term under
Section 13(d)(3) or 14(d)(2) of the Exchange Act.

     13.3 Effect of Certain Transactions. Subject to Sections 13.1 and 13.2 or as otherwise provided in an Award agreement, in the event of (a) the liquidation or dissolution of the Company, or (b) a merger, consolidation, reorganization or other corporate transaction of the Company (a "Transaction"), the Plan and the Awards issued hereunder shall continue in effect with their respective terms, except that following a Transaction, at the Committee's sole discretion, either
(i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Transaction, or (ii) if not so provided in such agreement, each Participant shall be entitled to receive in respect of each share of Common Stock or other stock or securities subject to any outstanding Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock or other stock or securities was entitled to receive in the Transaction in respect of such share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Awards prior to such Transaction. The treatment of any Award as provided in this Section shall be conclusively presumed to be appropriate for purposes of Section 4.3.

                                   ARTICLE 14
                      Termination or Amendment of the Plan

     14.1 Termination or Amendment. Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any legal or regulatory requirement), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless in connection with compliance with a legal or regulatory requirement, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the holders of the Company's stock entitled to vote, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan or the percentage of shares that may be issued with respect to Awards other than Stock Options and Non-Tandem Stock Appreciation Rights (except by operation of Section 4.3); (ii) change the definition of employees eligible to receive Stock Awards under this Plan; (iii) decrease the option price of any Stock Option to less than 100% of the Fair
Market Value on the date of grant; (iv) reduce the option price of an outstanding Stock Option, either by lowering the option price or by canceling an outstanding Stock Option and granting a replacement Stock Option with a lower exercise price, or (v) extend the maximum option period under Section 6.4 of the Plan.

     The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article 4 above; provided, however, that, unless in connection with compliance with a legal or regulatory requirement, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent. Notwithstanding the foregoing, if a Stock Option has been Transferred in accordance with the Plan, written consent of the Transferee (and not the Participant) shall be necessary to impair the rights of the holder under the Stock Option.

     Notwithstanding the foregoing, the Board may amend the provisions of this Plan and the terms of any Award granted, prospectively or retroactively, at any time without the consent of any affected Participant or Transferee to the extent necessary for the Plan and the Award thereunder to comply with Section 409A of the Code and any regulations or other guidance issued thereunder, even if the amendment affects or impairs the rights of the Participant or Transferee.

                                   ARTICLE 15
                                  Unfunded Plan

     15.1 Unfunded Status of Plan. This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

                                   ARTICLE 16
                               General Provisions

     16.1 Legend. The Committee may require each person purchasing shares pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

     All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed or any national securities exchange system upon whose system the Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     16.2 Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     16.3 No Right to Employment. Neither this Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee any right with respect to continuance of employment by the Company or any subsidiary, nor shall they be a limitation in any way on the right of the Company or any subsidiary by which an employee is employed to terminate his employment at any time.

     16.4 Withholding of Taxes.

          (a) At such times as a Participant recognizes taxable income in connection with the receipt of shares of Common Stock or cash hereunder (a "Taxable Event"), the Participant shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Tax Withholding") prior to the issuance, or release from escrow, of such shares of Common Stock or the payment of such cash. The Company shall have the right to deduct from any payment of cash to a Participant an amount equal to the Tax Withholding in satisfaction of the obligation to pay Tax Withholding. In satisfaction of the obligation to pay Tax Withholding to the Company, a Participant may make a written election (the "Tax
               Election"), which may be accepted or rejected in the sole discretion of the Committee, to have withheld a portion of the shares then issuable to him or her having an aggregate Fair Market Value equal to the Tax Withholding.

          (b) To the extent required by the Committee in its discretion, if a Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Common Stock issued to the Participant pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of grant or within the one-year period commencing on the day after the transfer of such share or shares of Common Stock to the Participant pursuant to such exercise, the Participant shall, within ten (10) days after such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

          (c) Notwithstanding the foregoing, if Stock Options have been Transferred, the Participant shall provide the Company with funds sufficient to pay such Tax Withholding when such Tax Withholding is due. Furthermore, if such Participant does not satisfy the applicable Tax Withholding obligation, the Transferee may provide the funds sufficient to enable the Company to pay the Tax Withholding. However, if Stock Options have been Transferred, the Company shall have no right to retain or sell without notice, or to demand surrender from the Transferee of, shares of Common Stock in order to pay such Tax Withholding. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

     16.5 Deferral Election. A Participant may elect, in the sole discretion of the Committee and consistent with any rules, procedures or regulations established by the Committee, to defer the delivery of the proceeds of any Award. A Participant may elect to have the payment of a portion of each Award deferred in accordance with the terms and procedures set forth in the Company's Deferred Compensation Plan, or any equivalent or successor plan, as in effect from time to time (the "Deferred Compensation Plan"). The election to defer the delivery of the proceeds from any eligible Award must be made on or before the Election Date (as such term is defined in the Deferred Compensation Plan).

     16.6 No Assignment of Benefits. No Option, Award or other benefit payable under this Plan shall, except as otherwise specifically provided by law or by the Plan, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

     16.7 Listing and Other Conditions.

          (a) As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Option or other Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

          (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes.

          (c) Upon termination of any period of suspension under this Section 16.7, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

     16.8 Interpretation. Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

          (a) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

          (b) Unless otherwise expressly stated in the relevant Agreement, each Option, Stock Appreciation Right, Performance-Based Restricted Stock, Performance-Based Restricted Stock Unit, Performance Share and Performance Unit granted under the Plan is intended to be Performance-Based Compensation. The Committee shall be precluded from exercising any discretion otherwise authorized hereunder with respect to Awards that are intended to qualify as Performance-Based Compensation to increase the amount payable that would otherwise be due upon attainment of the performance goal.

     16.9 Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of New York (regardless of the law that might otherwise govern under applicable New York principles of conflict of laws).

     16.10 Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

     16.11 Liability. No member of the Board, no employee of the Company and no member of the Committee (nor the Committee itself) shall be liable for any act or action hereunder, whether of omission or commission, by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated or, except in circumstances involving his bad faith, gross negligence or fraud, for anything done or omitted to be done by himself.

     16.12 Other Benefits. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

     16.13 Costs. The Company shall bear all expenses incurred in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

     16.14 No Right to Same  Benefits.  The provisions of Awards need not be the
same  with  respect  to  each   Participant,   and  such  Awards  to  individual
Participants need not be the same in subsequent years.

     16.15 Severability. Whenever possible, each provision of the Plan or an Award agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or an Award agreement shall be held by a court of competent jurisdiction to be prohibited by or invalid of unenforceable under applicable law, then (a) such provision shall be deemed to be amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan or the Award agreement shall remain in full force and effect.

     16.15 Indemnification. Each person who is or shall have been a member of the Committee and each delegate of such Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be made a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company's approval, or paid by such person in satisfaction of any judgment in any such action, suit, or proceeding against such person; provided that the Company is given an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it personally. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such person may be entitled under the Company's Certificate of Incorporation or By-Laws, by contract, as a matter of law, or otherwise.

                                   ARTICLE 17
                      Effective Date of Plan and Amendments

     The Plan shall become effective on the date, following adoption by the Board, on which the Plan is approved by the holders of a majority of the capital stock of the Company entitled to vote thereon at a duly constituted meeting of the stockholders of the Company. Any amendment of the Plan shall become effective upon the date specified by the Board in its resolution adopting the amendment, subject to the approval of any material amendment by the holders of a majority of the capital stock of the Company entitled to vote thereon within one year after the material amendment is adopted. Any grants of Awards hereunder prior to such approval of a material amendment shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the material amendment by stockholders.

                                   ARTICLE 18
                                  Term of Plan

     No Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit or Other Stock-Based Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of stockholder approval but Awards granted prior to such tenth anniversary may extend beyond that date.


                                   ARTICLE 19
                                  Name of Plan

     This Plan shall be known as "The Reader's Digest Association, Inc. 2005 Key Employee Long Term Incentive Plan."


                                   ARTICLE 20
            Election to Receive Awards in Lieu of Other Compensation

     The Committee, in its sole discretion, may permit a Participant to elect pursuant to this Plan, on such terms and conditions as shall be approved by the Committee, to receive an Award under this Plan in lieu of receiving payment of other compensation, under this Plan or otherwise, from the Company or any Designated Subsidiary. The Committee shall have sole discretion to consent to or disapprove any such election by any Participant. The grant of Awards pursuant to such election shall be subject to the provisions and limitations of this Plan and applicable law.

                                                                     Appendix 4

                      THE READER'S DIGEST ASSOCIATION, INC.

     ---------------------------------------------------------------------
                        SENIOR MANAGEMENT INCENTIVE PLAN

     ---------------------------------------------------------------------

                                    ARTICLE I
                               Purpose of the Plan

     1.1 The purpose of the Senior Management Incentive Plan (the "Plan") of The Reader's Digest Association, Inc. (the "Company") is to advance the interests of the Company by providing executive officers and other key employees of the Company and its designated Subsidiaries (defined below) with additional incentive to promote the success of the business and to increase their vested interest in the success of the business and to increase their vested interest in the success of the Company, and to encourage them to remain employees, through the making of certain incentive cash bonus awards ("awards") linked to performance goals.

                                   ARTICLE II
                           Administration of the Plan

     2.1 The Plan shall be administered and interpreted by a committee (the "Committee") appointed from time to time by the Board of Directors of the Company (the "Board") and consisting of three or more Directors. Members of the Committee shall not be eligible to participate in the Plan.

     2.2 The Committee shall have full authority to make or withhold awards, to construe and interpret the terms and provisions of the Plan and any award made hereunder, to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable, and to otherwise supervise the administration of this Plan.

     2.3 The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, or in any award made hereunder, in the manner and to the extent it shall deem necessary to carry the Plan into effect.

     2.4 Any decision, interpretation or other action made or taken in good faith by or at the direction of the Board or the Committee arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

     2.5 No member of the Board, no employee of the Company and no member of the Committee (nor the Committee itself) shall be liable for any act or action hereunder, whether of omission or commission, by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated or, except in circumstances involving his bad faith, gross negligence or fraud, for anything done or omitted to be done by himself. The Company or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

     2.6 For purposes of this Plan, "designated Subsidiaries" shall mean such subsidiaries of the Company, 80 percent or more of the voting capital stock of which is owned, directly or indirectly, by the Company, which are designated from time to time by the Committee.

                                   ARTICLE III
                                   Eligibility

     3.1 Eligible employees include employees of the Company and the designated Subsidiaries who are executive officers and other key employees. "Participants" shall mean all such eligible employees designated by the Committee.

     3.2 A Participant who ceases to be employed by the Company or a designated Subsidiary by reason of:

                (i) transfer at the Company's request to an Affiliate (as defined in Section 414 of the Internal Revenue Code of 1986, as amended);

                (ii) death;

                (iii) disability (as defined under the terms of The Reader's Digest Association, Inc. Long Term Disability Plan); or

                (iv) "early" or "normal" retirement (as defined under the terms of The Reader's Digest Association, Inc. Retirement Plan) (in each case, whether or not such Participant is covered by such plan);

shall be eligible for an award (or portion thereof) for the fiscal year in which the transfer, death or disability occurs, only if and to the extent the goals described in Article IV have been met and the Committee shall decide in its sole discretion; provided, however, that the award will be for the portion of the year the Participant was employed determined by multiplying the final award by a fraction the numerator or which is the number of months the Participant is employed and the denominator of which is the number of months in the applicable performance cycle.

     3.3 A Participant who ceases to be employed by the Company or a designated Subsidiary for any reason other than those enumerated in Section 3.2 above, shall not be eligible for an award in respect of the fiscal year in which such termination of employment by the Company or a designated Subsidiary occurs. For the purposes of this Section, it shall not be considered a termination of employment when a Participant is transferred from the Company or a designated Subsidiary to another designated Subsidiary or to the Company or to any affiliate as defined in Section 414 of the Internal Revenue Code of 1986, as amended.

                                   ARTICLE IV
                              Awards Under the Plan

     4.1 For each fiscal year, the Committee shall establish a performance threshold based on one or more of the performance goals set forth in Section 4.3 which must be attained in order for any awards to be paid.

     4.2 For each fiscal year, the Committee shall establish individual incentive targets for awards under the Plan and shall establish performance goals relating to (a) financial performance based on one or more of the performance goals set forth in Section 4.3, and (b) individual performance during that fiscal year.

     4.3 For purposes of Sections 4.1 and 4.2, the performance goals shall be based on any one or more of the following business criteria relating to the Company or any subsidiary, division or other unit of the Company: revenue, net income, net income per share, operating income, earnings per share, cash flow, EBITDA, total shareholder return, total shareholder return relative to peers, financial returns (including without limitation, return on assets, return on equity and return on investment), cost reduction targets, customer satisfaction, customer growth and employee satisfaction. The formula for any such award may include or exclude items to measure the specific objectives, such as losses from discontinued operations, extraordinary, unusual or nonrecurring gains and losses, the cumulative effect of accounting changes, acquisitions or divestitures, core process redesigns, structural changes/outsourcing, foreign exchange impacts.

     4.4 For each fiscal year, the Committee shall establish a formula for funding an incentive pool consisting of the maximum aggregate awards that would be available to all Participants under the Plan pursuant to the individual award targets.

     4.5 No later than 90 days after the commencement of the fiscal year, the Committee shall establish the individual awards targets (by grade level) and performance goals pursuant to Sections 4.1, 4.2, and 4.3 and shall, in its discretion, approve an incentive pool based on the funding formula pursuant to
Section 4.2.

     4.6 Promptly after the end of a fiscal year, the Committee shall determine the extent to which performance goals for that fiscal year have been achieved and shall determine the allocation of individual awards to Participants, with the amount based on Section 4.2(a) above; provided that 50% of such amount may be reduced by the Committee in its discretion based on Section 4.2(b).

     4.7 The Committee shall review and, in its discretion, shall certify the achievement of the applicable financial performance goals and the individual performance goals of each executive officer of the Company who is a Participant.

     4.8 The Committee may, but need not, pay out the full amount of the incentive pool for any fiscal year. Any reduction of any award to an executive officer will not result in an increase in the amount payable to another executive officer.

     4.9 Each award made under the Plan shall be paid or allocated as soon as practicable after the close of the fiscal year, except as provided in Article V and unless otherwise determined by the Committee. The Committee, in its sole discretion, may permit a Participant to defer payment of his award under The Reader's Digest Association, Inc. Deferred Compensation Plan, as such plan may be modified from time to time, or any other plan applicable to the Participant.

     4.10 In the event of the death of a Participant after the making of the award but prior to the payment of his award hereunder, payment shall be made to such beneficiary or beneficiaries as the Participant shall have previously designated in writing. Such designation shall not be effective unless filed with the Company. If there is no effective designation of a beneficiary at the time of the Participant's death, or in the event that the designated person or persons shall predecease such Participant, any such award payable shall be made to the Participant's estate or legal representative.

     4.11 The amount paid to any employee with respect to any award shall not exceed $2,500,000.

                                    ARTICLE V
                      Amendment or Termination of the Plan

     5.1 Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that any such amendment, suspension or termination may not, without the Participant's consent, adversely affect any of the awards theretofore made to him under the Plan.

                                   ARTICLE VI
                                  Miscellaneous

     6.1 No person shall have any claim or right to be made an award under the Plan, and neither this Plan, the establishment of any goals or standards nor the making of an award under this Plan shall give any Participant or other employee any right with respect to continuance of employment by the Company or any subsidiary, nor shall there be a limitation in any way on the right of the Company or any subsidiary by which an employee is employed to terminate his employment at any time.

     6.2 Except by will or the laws of descent and distribution, no right or interest in any award made under this Plan shall be assignable or transferable, and no right or interest of any Participant hereunder shall be subject to any lien, obligation or liability of such Participant.

     6.3 The Company will bear all expenses incurred in administering this Plan.

     6.4 This Plan and the obligations of the Company hereunder shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may from time to time be required. The Board may make such changes in this Plan as may be necessary or desirable, in the opinion of the Board, to comply with the laws, rules and regulations of any governmental or regulatory authority, or to be eligible for tax benefits under the Code, or any other laws or regulations of any Federal, state, local or foreign government.

     6.5 The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require prior to the payment of any amount hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

     6.6 No assets shall be segregated or earmarked in respect of any award hereunder and no Participant shall have any right to assign, transfer, pledge or hypothecate his interest, or any portion thereof, in his award. The Plan and the making of awards hereunder shall not constitute a trust.

     6.7 This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of New York (regardless of the law that might otherwise govern under applicable New York principles of conflict of laws).

     6.8 Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. The titles to Articles of this Plan are intended solely as a convenience and shall not be used as an aid in construction of any provisions thereof.

     6.9 This Plan shall be known as "The Reader's Digest Association, Inc. Senior Management Incentive Plan."

     6.10 The material terms consisting of the business criteria, maximum amount, and eligible employees shall be subject to the approval of the stockholders before payments may be made.

            Driving Directions to Reader's Digest Global Headquarters


From Manhattan

From the East Side, take I-87 north (Major Deegan Thruway/New York State Thruway) into Yonkers to Exit 5, "Central Park Avenue, Route 100." Proceed on Route 100 north for 1 mile to entrance to the Sprain Brook Parkway (left turn). Continue on Sprain Brook Parkway north approximately 12 miles to the exit for the Saw Mill River Parkway north. Take the Saw Mill River Parkway north approximately 7 miles to the traffic light at the Reader's Digest Road exit (Exit 33). Turn right at the exit and bear right to the top of the hill, proceeding around the Reader's Digest headquarters. At the traffic light, turn left onto Route 117 and make another immediate left into the Reader's Digest main entrance.

From the West Side, take the West Side Highway north to the Henry Hudson Parkway north to the Saw Mill River Parkway north. Continue on the Saw Mill River Parkway north approximately 20 miles to the traffic light at the Reader's Digest Road exit (Exit 33). Turn right at the exit and bear right to the top of the hill, proceeding around the Reader's Digest headquarters. At the traffic light, turn left onto Route 117 and make another immediate left into the Reader's Digest main entrance.

From Dutchess or Putnam County

Take I-84 south to I-684 south approximately 10 miles to Saw Mill River Parkway south. Bear right onto Exit 5 entering Saw Mill River Parkway south and continue approximately 7 miles to traffic light at Reader's Digest Road exit (Exit 33). Turn left at the exit and bear right to the top of the hill, proceeding around the Reader's Digest headquarters. At the traffic light, turn left onto Route 117 and make another immediate left into the Reader's Digest main entrance.

From New Jersey

Take I-287 east (Tappan Zee Bridge) to Exit 8A for Saw Mill River Parkway north. Take Saw Mill River Parkway north approximately 7 miles to the traffic light at the Reader's Digest Road exit (Exit 33). Turn right at the exit and bear right to the top of the hill, proceeding around the Reader's Digest headquarters. At the traffic light, turn left onto Route 117 and make another immediate left into the Reader's Digest main entrance.

From Connecticut

Take I-95 south to Exit 21 to I-287. Proceed on I-287 to Exit 3 for the Sprain Brook Parkway north. Take the Sprain Brook Parkway north approximately 4 miles to the exit for the Saw Mill River Parkway north. Take the Saw Mill River Parkway north approximately 7 miles to the traffic light at the Reader's Digest Road exit (Exit 33). Turn right at the exit and bear right to the top of the hill, proceeding around the Reader's Digest headquarters. At the traffic light, turn left onto Route 117 and make another immediate left into the Reader's Digest main entrance.


         Reader's Digest and the Pegasus logo are registered trademarks of The Reader's Digest Association, Inc.

                                [Recycling Logo]


                           Printed on recycled paper.



(1) "Immediate family member" means a person's spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than domestic employees) who shares such person's home.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS       Please
1, 2, 3 and 4.                                                  Mark Here
                                                                for Address  |_|
                                                                Change or
                                                                Comments
                                                                SEE REVERSE SIDE

1.    ELECTION OF CLASS 3 DIRECTORS

 Nominees: 01 Lee Caudill
           02 Walter Isaacson
           03 John T. Reid
           04 Thomas O. Ryder

                                                WITHHELD
                     FOR                         FOR ALL

                     |_|                           |_|

WITHHELD FOR: (Write that nominee's name in the space provided below.)

________________________________________________________________________________

If you are a participant in The Employee Ownership Plan and The 401(k) Partnership of The Reader's Digest Association, Inc., the Trustee will vote your proportionate interest in the shares of Common Stock in the Stock Fund as you direct. IF YOU SIGN BELOW, BUT DO NOT GIVE ANY INSTRUCTIONS, THE TRUSTEE WILL VOTE YOUR PROPORTIONATE INTEREST IN THOSE SHARES IN ACCORDANCE WITH THE TRUST AGREEMENT.

2.    Approval of the 2005 Key Employee Long Term Incentive Plan.

                     FOR            AGAINST         ABSTAIN

                     |_|              |_|             |_|

3. Approval of the business criteria, maximum amount and eligible employees for awards under the Senior Management Incentive Plan.

                     FOR            AGAINST         ABSTAIN

                     |_|              |_|             |_|

4. Ratification of the appointment of Ernst & Young LLP as independent auditors for fiscal 2006.

                     FOR            AGAINST         ABSTAIN

                     |_|              |_|             |_|

I will attend the Annual Meeting in person at Reader's Digest's DeWitt       |_|
Wallace Auditorium. (see below.)

By returning this proxy card you are conferring upon named proxies the authority to vote upon such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

Signature __________________________________________________ Date ______________

Please sign this proxy as name(s) appear(s) above and return it promptly whether or not you plan to attend the Annual Meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the Annual Meeting and decide to vote by ballot, such vote will supersede this proxy.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

    Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

------------------------------------            --------------------------------            -------------------------------
           Internet                                         Telephone                                   Mail
http://www.proxyvoting.com/rda                           1-866-540-5760                          Mark, sign and date
Use the Internet to vote your proxy.     OR     Use any touch-tone telephone to      OR          your proxy card and
Have your proxy card in hand when               vote your proxy. Have your proxy                   return it in the
you access the web site.                        card in hand when you call.                 enclosed postage-paid envelope.
------------------------------------            --------------------------------            -------------------------------

              If you vote your proxy by Internet or by telephone,
                 you do NOT need to mail back your proxy card.

                       IF YOU PLAN TO ATTEND THE MEETING
--------------------------------------------------------------------------------

TO ALL READER'S DIGEST STOCKHOLDERS:

If you plan to attend the Reader's Digest Annual Meeting of Stockholders in person at the DeWitt Wallace Auditorium, you must:

o Check the box next to the appropriate statement on the top portion of this proxy card AND

o     Bring this bottom portion of this proxy card with you to the Annual
      Meeting.

                                      PROXY

                      THE READER'S DIGEST ASSOCIATION, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints each of Jonathan B. Bulkeley, Thomas O. Ryder and William J. White as attorney and proxy, with full power of substitution, to represent the undersigned and vote as designated below all the shares of Common Stock that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of THE READER'S DIGEST ASSOCIATION, INC. to be held on November 18, 2005, and at any adjournments thereof, with all powers the undersigned would possess if personally present, on the proposal(s) described in the Notice of Meeting and Proxy Statement of the Board of Directors and in accordance with the discretion of the Board of Directors on any other business that may come before the meeting. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF PROPOSALS 1, 2, 3 and 4 (except Plan participants).

      If you are a participant in The Employee Ownership Plan and The 401(k) Partnership of The Reader's Digest Association, Inc., this proxy card constitutes your direction to Vanguard Fiduciary Trust Company, as Trustee under the Plan, to vote as directed on the reverse side your proportionate interest in the shares of Common Stock of THE READER'S DIGEST ASSOCIATION, INC. held in the Stock Fund under that Plan.

      Please mark, date and sign your name exactly as it appears on this proxy card and return this proxy card in the enclosed envelope. For shares registered jointly, each joint owner should sign. Persons signing in a representative capacity (e.g., attorney, executor, administrator, trustee, guardian, etc.) or as an officer of a corporation should indicate their capacity, title or office.

                THE PROXY CARD IS CONTINUED ON THE REVERSE SIDE.

              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

________________________________________________________________________________
    Address Change/Comments (Mark the corresponding box on the reverse side)
________________________________________________________________________________



________________________________________________________________________________

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

TO PARTICIPANTS IN THE EMPLOYEE OWNERSHIP PLAN AND THE 401(K) PARTNERSHIP OF THE READER'S DIGEST ASSOCIATION, INC.:

Enclosed herewith is a copy of the Notice of the 2005 Annual Meeting of Stockholders of The Reader's Digest Association, Inc. (the "Company"), the related Proxy Statement of the Company's Board of Directors, and a Proxy Card. A copy of the Company's 2005 Annual Report to Stockholders has been sent to you separately. As a participant in The Employee Ownership Plan and The 401(k) Partnership of The Reader's Digest Association, Inc. (the "Plan"), you are entitled to direct Vanguard Fiduciary Trust Company, as Trustee under the Plan, as to how to vote the shares representing your proportionate interest in the Plan's Stock Fund on the record date.

We will vote shares of Common Stock held in the Stock Fund in accordance with your directions with respect to your proportionate interest in the shares if your directions are received by us no later than 12:00 p.m., Eastern Time, on Tuesday, November 15, 2005. Shares that have not yet been allocated to participants and shares that have been allocated but for which we do not receive timely directions will be voted in the same proportion as the shares for which we have received timely voting directions. Pursuant to the Plan's terms, your voting directions will be kept confidential, as provided in the Plan.

The Board of Directors has recommended a vote FOR the proposals listed on the Proxy Card.

It is important that your voting rights be exercised at the Annual Meeting. Please complete, sign and date your Proxy Card and return it promptly in the enclosed return envelope so that it is received by us no later than 12:00 p.m., Eastern Time, on Tuesday, November 15, 2005. You may revoke your Proxy Card by giving written notice to us so that it is received by us no later than 12:00 p.m., Eastern Time, on Tuesday, November 15, 2005.

                                                VANGUARD FIDUCIARY TRUST COMPANY
                                                as Trustee.

                       IF YOU PLAN TO ATTEND THE MEETING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     THIS PORTION OF THE PROXY CARD IS YOUR
                     ADMISSION TICKET TO THE ANNUAL MEETING.
              SAVE IT AND BRING IT WITH YOU TO THE ANNUAL MEETING.
                               (SEE REVERSE SIDE).
--------------------------------------------------------------------------------